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AssetMark Funds®

Investment Advisor
Genworth Financial Wealth Management, Inc.

Prospectus

July 31, 2008
as amended August 18, 2008

AssetMark Large Cap Growth Fund

AssetMark Large Cap Value Fund

AssetMark Small/Mid Cap Growth Fund

AssetMark Small/Mid Cap Value Fund

AssetMark International Equity Fund

AssetMark Real Estate Securities Fund

AssetMark Tax-Exempt Fixed Income Fund

AssetMark Core Plus Fixed Income Fund

AssetMark Enhanced Fundamental Index® Large Company Growth Fund

AssetMark Enhanced Fundamental Index® Large Company Value Fund

AssetMark Enhanced Fundamental Index® Small Company Growth Fund

AssetMark Enhanced Fundamental Index® Small Company Value Fund

AssetMark Enhanced Fundamental Index® International Equity Fund

This Prospectus covers the thirteen different AssetMark Funds®.  You will find specific information in this Prospectus about each of the Funds plus general fund family information.  You may find additional information in the AssetMark Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds.  The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

OVERVIEW	1
MANAGEMENT APPROACH	1
ASSETMARK LARGE CAP GROWTH FUND	4
ASSETMARK LARGE CAP VALUE FUND	5
ASSETMARK SMALL/MID CAP GROWTH FUND	6
ASSETMARK SMALL/MID CAP VALUE FUND	7
ASSETMARK INTERNATIONAL EQUITY FUND	8
ASSETMARK REAL ESTATE SECURITIES FUND	9
ASSETMARK TAX-EXEMPT FIXED INCOME FUND	10
ASSETMARK CORE PLUS FIXED INCOME FUND	11
ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY GROWTH FUND	12
ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY VALUE FUND	13
ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY GROWTH FUND	14
ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY VALUE FUND	15
ASSETMARK ENHANCED FUNDAMENTAL INDEX® INTERNATIONAL EQUITY FUND	16
OTHER INVESTMENTS	17
TEMPORARY DEFENSIVE POSITIONS	17
PORTFOLIO TURNOVER	17
INDEX RECONSTITUTION FOR THE ENHANCED FUNDAMENTAL INDEX® FUNDS	17
PRINCIPAL RISKS OF INVESTMENT	19
PERFORMANCE OF THE FUNDS	24
FEES AND EXPENSES OF THE FUNDS	35
DISCLOSURE OF PORTFOLIO HOLDINGS	37
MANAGEMENT OF THE FUNDS	37
VALUATION OF FUND SHARES	53
PURCHASING FUND SHARES	54
SELLING (REDEEMING) FUND SHARES	54
EXCHANGE PRIVILEGE	54
MARKET TIMING POLICY	55
DISTRIBUTION OF FUND SHARES	55
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	56
DIVIDENDS, DISTRIBUTIONS AND TAXES	56
OTHER INFORMATION	58
FINANCIAL HIGHLIGHTS	59
PRIVACY POLICY	PP-1

OVERVIEW
This combined Prospectus describes the thirteen separate mutual funds (each a “Fund” and collectively, the “Funds”) within AssetMark Funds (the “Trust”), an open-end management investment company.  Each Fund’s assets are managed according to its own investment objectives, strategies and policies.  Shares of the Funds are offered to investors on a no-load basis, without any front- or back-end sales charges.  The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker-dealers and other financial institutions.

MANAGEMENT APPROACH
Each Fund is managed based on one of two different styles – the AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund and AssetMark Core Plus Fixed Income Fund (the “Actively Managed Funds”) are managed using a traditional active management style while the AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund, AssetMark Enhanced Fundamental Index® Small Company Value Fund and AssetMark Enhanced Fundamental Index® International Equity Fund (the “Enhanced Fundamental Index® Funds”) are managed using the Enhanced Fundamental Index® approach described below.  The Actively Managed Funds are classified as non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively fewer companies compared to many other mutual funds; the Enhanced Fundamental Index® Funds maintain diversified portfolios.  The Actively Managed Funds do, however, maintain enough diversification in their portfolios to meet the diversification requirements for mutual funds under federal tax law.

Multi-Advisor Approach (Actively Managed Funds)

Each Actively Managed Fund has its own distinct investment objectives, strategies and risks.  The Funds’ investment advisor, Genworth Financial Wealth Management, Inc. (formerly, AssetMark Investment Services, Inc.) (“GFWM” or the “Advisor”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Actively Managed Fund. Each Actively Managed Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and strategies. The potential risks and returns of the Actively Managed Funds vary with the degree to which an Actively Managed Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of an Actively Managed Fund, rather than simply employing a single firm.  This “multi-advisor approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. The Advisor manages the Actively Managed Funds using a “manager of managers” approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Actively Managed Fund based upon the Advisor’s evaluation of the sub-advisor’s expertise and performance in managing the appropriate asset class.

In addition, the Actively Managed Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The investment styles and disciplines of the sub-advisors to each Actively Managed Fund are intended to complement one another. In constructing and overseeing the entire portfolio of an Actively Managed Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of an Actively Managed Fund’s assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to the investment guidelines and to each Actively Managed Fund’s specific investment objectives, policies and strategies.

Enhanced Fundamental Index® Approach (Enhanced Fundamental Index® Funds) Each Enhanced Fundamental Index® Fund’s portfolio is managed in accordance with the Research Affiliates Fundamental Index® (“RAFI®”) approach to index and portfolio construction.  Research Affiliates, LLC (“Research Affiliates”) is a pioneer in the field of Fundamental Index® investing and the creator of the RAFI® approach.*  The RAFI® approach is a patent-pending, quantitative process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The  RAFI® approach  is premised on the idea that fundamental measures (as opposed to market capitalization) are a more meaningful way to determine the size of a company when  constructing  a company  size-based securities  index,  since market  capitalization  is based on a company's  share price,  which is affected by investor  sentiment and may not always  reflect the fundamental value of a company. Thus, a market capitalization-based approach may select securities for an index and weight those securities within the index in a manner that does not accurately account for the true “size” of a company.  Each of the AssetMark Enhanced Fundamental Index® Funds  seeks  to  invest  in the same securities (at the same relative weights), or a representative sampling of such securities, that make up an enhanced version of a particular   fundamental   index  (or  portions  thereof)  created  by  Research Affiliates using the RAFI® approach.

Index Construction.  The RAFI® index construction process begins with all of the listed equity securities in a given universe (U.S. equities, international equities, etc.). Research Affiliates then employs a set of four quantitative rules to select securities to be included in the index based on  fundamental measures of company size: (1) book equity value,  (2) gross  dividends (if any), (3) income (free cash flow), and (4) sales. Once the securities are selected for the index, Research Affiliates applies the same four factors to re-weight the securities relative to the other securities selected for the index, to determine the relative weight for each security within the index.

Research Affiliates serves as a sub-advisor to each Enhanced Fundamental Index® Fund, and sub-advises each Enhanced Fundamental Index® Fund’s portfolio to approximate the return of an enhanced version of one of its standard indexes.  The RAFI® 3000 Index consists of the 3,000 largest U.S. companies, as determined using the RAFI® approach.  The RAFI® 1000 Index consists of the 1,000 largest companies (numbers 1 through 1,000), as determined using the RAFI® approach.  The RAFI® 2000 Index consists of the smallest 2,000 companies (numbers 1,001 through 3,000) in the RAFI® 3000 Index, as ranked by Research Affiliates using the RAFI® methodology.  The RAFI® International Equity Index consists of the largest 1,000 publicly traded companies, as determined using the RAFI® approach, in the developed markets outside of North America (Europe, Australasia and the Far East). The securities that make up each standard index are typically reconstituted once annually, while the relative weights of each security within an index are adjusted more frequently.

Index Enhancements.  Each Enhanced Fundamental Index® Fund seeks to invest in the securities (or a specified portion of the securities) that make up an “enhanced” version of a particular RAFI® index. Each Enhanced Research Affiliates Fundamental Index® is based on a standard Research Affiliates Fundamental Index®, but is constructed with certain quantitative alterations intended to generate excess returns over and above the returns of the standard RAFI® index, without additional volatility.

Currently, the following accounting and portfolio construction enhancements are applied to the standard RAFI® indexes in order to create each Enhanced Research Affiliates Fundamental Index®:

●
Quality of Earnings.  The quality of each company’s corporate earnings is measured using a net operating assets analysis and the companies are grouped into 10 deciles according to the results.  The weightings of the companies in the top deciles for quality of earnings are increased within the enhanced index while weights of companies in bottom deciles are reduced.

●
Financial Distress Risk.  Each company’s “financial distress risk” is measured using a debt coverage ratio analysis to evaluate the extent to which the company has sufficient net operating income to cover its debt.  Companies with a low score have a higher financial distress risk and their weightings are reduced within the enhanced index.

●
Accounting and Governance Risk (AGR®).  Each company is ranked according to its Accounting and Governance Risk (AGR®) rating as determined by Audit Integrity, Inc., a leading provider of accounting and governance risk analysis.  The AGR® rating is an objective and quantitative approach to identify risks in the accounting practices and corporate governance of publicly held companies.  Public companies are assigned AGR® ratings of “Very Aggressive,” “Aggressive,” “Average” or “Conservative,” depending on the level of risk of potentially fraudulent or misleading accounting and governance activity.  The weighting of companies ranked “Very Aggressive” is reduced within the enhanced index, while the weighting of companies ranked “Conservative” is increased.

●
More Frequent Index Reconstitution. Instead of reconstituting the securities within each index annually, as with the standard RAFI® indexes, each enhanced index is reconstituted quarterly.  Thereafter, in order to minimize the trading costs and the possible generation of taxable gains, each Enhanced Fundamental Index® Fund’s cash inflows from dividends or shareholder investments are invested in a manner designed to most effectively adjust the structure of the Enhanced Fundamental Index® Fund’s portfolio to best approximate the return of the reconstituted index.

●
Re-Weighting of Fundamental Index® Factors.  While the standard RAFI® indexes are constructed by applying equal weights to the four fundamental factors that are used to calculate company size (book equity value, dividends, income and sales), the weighting of the four factors may be adjusted to best tailor the mix of fundamental factors to the nature of the target asset classes within the index in a manner intended to provide the most meaningful measures of company size.

Research Affiliates continually evaluates additional enhancements and may introduce or adjust an enhancement after exhaustive testing.  Any enhancements must be consistent with the RAFI® methodology and be shown to be statistically significant over time.

*Fundamental Index® or RAFI®, the non-capitalization method for creating and weighting an index of securities, is the patent-pending proprietary intellectual property of Research Affiliates, LLC (Patent Pending. Publ. Nos. US-2005-0171884-A1, US-2006-0015433-A1, US-2006-0149645-A1 and WO 2005/076812). The trade names Fundamental Index®, RAFI(®, RAFI® (logo) and Fundamental 1000® are the exclusive intellectual property of Research Affiliates, LLC. Any use of the intellectual property of Research Affiliates, LLC without the prior written permission of Research Affiliates, LLC is expressly prohibited. Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to its intellectual property.

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies.  If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with market capitalizations greater than $5 billion at the time of purchase.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Large Cap Growth Fund may also invest up to 15% of its total assets in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including the NASDAQ® Stock Market (“NASDAQ®”), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

●	Consistent history of earnings stability and growth

●	Proprietary products, processes and/or services

●	Leadership positions in their markets

●	Strong balance sheet

●	Experienced management

Generally, the types of growth companies in which the Fund invests are those that the sub-advisors believe:

(1)	Have or will likely develop a historical record of consistent growth and stability of earnings;

(2)	Are or are likely to become financially sound; or

(3)	Are or are likely to become leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund.  Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology or health care.

ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Value Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies.  If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with market capitalizations greater than $5 billion at the time of purchase.  The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (“REITs”).  The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Large Cap Value Fund may also invest up to 10% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor manages its portion of the Fund’s portfolio according to a “value” investment strategy, which is a strategy of selecting stocks that the sub-advisor believes trade for less than their intrinsic value.  The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, using measures such as:

●	Price/earnings ratio

●	Dividend yield

●	Book value

●	Assets to liabilities ratio

●	Management ownership

●	Price/cash flow

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and the risk and volatility of an industry.  Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services or basic industries.  Financial services companies may include, but are not limited to, banks, savings and loan organizations, credit card companies, brokerage firms, finance companies and insurance companies.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies.  If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2500® Index and the Russell Midcap® Index at the time of purchase.  As of May 30, 2008, the market capitalization of companies included in the Russell 2500® Index was between $167 million and $6.8 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.4 billion and $19.1 billion.  The Small/Mid Cap Growth Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities and Real Estate Investment Trusts (“REITs”).  The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Small/Mid Cap Growth Fund may also invest up to 15% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

●	Consistent earnings growth or the potential to grow earnings

●	Proprietary products, processes and/or services

●	Leadership positions in industry or market

●	Strong balance sheet

●	Experienced management

Generally, the types of growth companies in which the Fund invests are those that the sub-advisors believe:

(1)	Have or will likely develop a historical record of consistent growth and stability of earnings;

(2)	Are or are likely to become financially sound; or

(3)	Are or are likely to become leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund.  Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology or health care.

ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies.  If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2500® Index and the Russell Midcap® Index at the time of purchase. As of May 30, 2008, the market capitalization of companies included in the Russell 2500® Index was between $167 million and $6.8 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.4 billion and $19.1 billion. The Small/Mid Cap Value Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Small/Mid Cap Value Fund may also invest up to 10% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  The Small/Mid Cap Value Fund may also invest in REITs.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy, which is a strategy of selecting stocks that the sub-advisor believes trade for less than their intrinsic value.  The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, using measures such as:

●	Price/earnings ratio

●	Dividend yield

●	Book value

●	Assets to liabilities ratio

●	Management ownership

●	Price/cash flow

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and the risk and volatility of an industry.  Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services or basic industries.  Financial services companies may include, but are not limited to, banks, savings and loan organizations, credit card companies, brokerage firms, finance companies and insurance companies.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund is to provide capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities.  If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization.  The International Equity Fund will invest primarily in companies that are headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States.  Generally, the International Equity Fund’s assets will be invested in securities of companies located in developed countries.  The International Equity Fund may, however, invest up to 20% of its total assets in the equity securities of companies located in countries considered to be emerging markets or have developing economies.  The Fund considers emerging markets countries to be those defined as such by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.

The International Equity Fund may also invest in depository receipts, including ADRs and GDRs.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas.  The International Equity Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.  Still, the Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions.  In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it were invested in a greater number of countries or geographical regions.  Additionally, the International Equity Fund typically invests in companies in five major sectors, including telecommunications, technology, consumer goods, financial services and other basic industries.  The Fund will attempt to focus its investments in companies the sub-advisors believe represent the best value relative to their growth prospects by examining a company’s sustainable growth rate in relation to that of its local market.  In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes.  The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.

ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies
Investment Objectives
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term.  Current income is a secondary objective.  These objectives are fundamental, meaning they cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund invests in U.S. real estate equity securities, which may include shares and units of beneficial interest of REITs and preferred shares and convertible debt securities of real estate companies.  The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate.  The Fund generally invests in small-to-medium capitalization companies, because that size is typical for real estate securities.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs.  An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income.  An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value.  Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair.  A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended.  Hybrid REITs combine the characteristics of equity and mortgage REITs, generally, by holding both ownership interests and mortgage interests in real estate.  It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund’s investments in REITs will consist of securities issued by equity REITs.  The Real Estate Securities Fund will not invest more than 10% of its total assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors.  The sub-advisors evaluate potential investments based on a variety of factors including:

●	Overall investment strategy

●	Strength of company management

●	Fundamental analysis of financial statements

●	Yields

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax. This objective and the 80% policy outlined below are fundamental, meaning they cannot be changed without shareholder approval.  The other investment strategies described below are not fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund invests at least 80% of its net assets in municipal fixed income securities, the interest on which is generally exempt from federal income tax and not subject to the alternative minimum tax (“AMT”).  The Fund primarily invests its assets in municipal securities that are investment grade (i.e., rated within one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated).  The Fund may, to a lesser extent, invest in lower rated municipal securities.  Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax.  Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works.  Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses and make loans for other public institutions and facilities.  Examples of municipal securities include:

●	Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues

●	Municipal commercial paper and other short-term notes

●	Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations

●
Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest

●	Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds

●	Variable rate securities

●	Municipal bonds and leases

The Tax-Exempt Fixed Income Fund generally invests in intermediate- to long-term municipal securities.  Intermediate-term municipal securities are those securities that generally mature between three and 10 years.  Long-term municipal securities generally mature some time after 10 years.  The average dollar weighted portfolio maturity of the portfolio is expected to be maintained between four and 10 years.  Some of the securities in the Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit.  While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in the market value of the security or in the share price of the Fund.  Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading “Temporary Defensive and Cash Investments,” the Fund currently does not intend to generate income subject to regular federal income tax.

ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Core Plus Fixed Income Fund is to provide current income consistent with low volatility of principal.  This objective is fundamental, meaning that it cannot be changed without shareholder approval.  The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in fixed income securities.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.  Except as otherwise indicated, The Fund's investment policies are non fundamental, which means that they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

The Core Plus Fixed Income Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated).  In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in high-yield debt securities (sometimes called “junk bonds”) and bonds issued by companies headquartered outside of the United States (including emerging markets), or securities that derive more than 50% of their gross revenues outside of the United States or have more than 50% of their assets outside of the United States.  The Core Plus Fixed Income Fund intends to invest in the following types of fixed income securities:

●	U.S. and non-U.S. corporate bonds and debentures

●	Mortgage-backed securities

●	Receipts involving U.S. Treasury obligations and other “stripped securities”

●
Municipal securities of issuers located in all 50 states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations

●	Obligations issued by supranational entities and foreign loan participants

●	Obligations issued by the U.S. government and foreign governments and their agencies or instrumentalities

●	Asset-backed securities

●	Zero coupon, pay-in-kind or deferred payment securities

●	Securities issued on a when-issued and delayed-delivery basis

●	High-yield debt securities (junk bonds)

●	Custodial Receipts

●	Convertible Securities

Under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in fixed income securities issued by foreign corporations and foreign governments that are denominated in a currency other than the U.S. dollar to 20% of the Fund’s total assets, measured at the time of purchase.  Similarly, under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in high-yield debt securities (junk bonds) to 20% of the Fund’s total assets, measured at the time of purchase.  The fixed income securities in which the Fund invests may have maturities of any length.  The Fund may also invest in futures, options, swaps and similar derivatives.

ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY GROWTH FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Large Company Growth Fund is capital appreciation over the long term.  The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Large Company Growth Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 1000 Index.

The Fund invests in those securities that represent approximately 50% of the fundamental weighting of the enhanced RAFI® 1000 Index.  The securities selected are those that Research Affiliates determines have the greatest forecasted growth prospects, based on objective market factors.  To evaluate growth prospects, all of the securities in the enhanced RAFI® 1000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically hold between 400 and 600 stocks.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of large companies.  The term “net assets” above includes any borrowings for investment purposes consistent with U.S. Securities and Exchange Commission (“SEC”) requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “large companies” to be companies that are contained in the RAFI® 1000 Index.  The RAFI® 1000 Index consists of the 1,000 largest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY VALUE FUND

Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Large Company Value Fund is capital appreciation over the long term.   The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Large Company Value Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI®  1000 Index.

The Fund invests in those securities that represent approximately 50% of the fundamental weighting of the Enhanced RAFI® 1000 Index.  The securities selected are those that Research Affiliates determines have the greatest value characteristics as reflected by objective market factors.  To evaluate value characteristics, all of the securities in the Enhanced RAFI® 1000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically hold between 400 and 600 stocks. The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of large companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “large companies” to be companies that are contained in the RAFI® 1000 Index.  The RAFI® 1000 Index consists of the 1,000 largest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY GROWTH FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Small Company Growth Fund is capital appreciation over the long term.   The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).   There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Small Company Growth Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 2000 Index.

The Fund invests in securities that represent approximately 50% of the fundamental weighting of an enhanced version of the RAFI® 2000 Index.  The securities selected are those that Research Affiliates determines are a representative sampling of the securities that have the greatest forecasted growth prospects, based on objective market factors.  To evaluate growth characteristics, all of the securities in the Enhanced RAFI® 2000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of small companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “small companies” to be companies that are contained in the RAFI® 2000 Index.  The RAFI® 2000 Index consists of the 2,000 smallest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Small Company Value Fund is capital appreciation over the long term.  The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).   There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Small Company Value Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 2000 Index.

The Fund invests in securities that represent approximately 50% of the fundamental weighting of an enhanced version of the RAFI® 2000 Index.  The securities selected are those that Research Affiliates believes are a representative sampling of the securities that have the greatest value characteristics, as reflected by objective market factors.  To evaluate value characteristics, all of the securities in the Enhanced RAFI® 2000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of small companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “small companies” to be companies that are contained in the RAFI® 2000 Index.  The RAFI® 2000 Index consists of the 2,000 smallest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

ASSETMARK ENHANCED FUNDAMENTAL INDEX® INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® International Equity Fund is to provide capital appreciation over the long term. The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® International Equity Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.

The Fund seeks to achieve its objective by investing substantially all of its assets in the same securities (at the same relative weights) that make up the Enhanced RAFI® International Equity Index.  The Enhanced RAFI® International Equity Index consists of the common stocks of the largest 1,000 publicly traded companies, as determined using the RAFI® approach, in the developed markets outside of North America (these markets include Europe, Australasia and the Far East).  The Fund also is expected to invest a portion of its assets in the emerging markets securities within the Enhanced RAFI® Emerging Markets Index (in approximately the same relative percentage of developed versus emerging markets as represented in those indexes).  However, the Fund will not invest in emerging markets securities until such time as the Fund’s assets grow to the point that the Advisor believes that investment in emerging markets securities can be effectively accomplished.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund may also invest in depositary receipts, including ADRs and GDRs.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

In order to gain exposure to certain markets, the Fund may invest a portion of its assets in shares issued by Exchange-Traded Funds (“ETFs”).  The Fund’s investments in ETFs are subject to certain limitations and may involve certain additional expenses, as discussed in the section of this Prospectus entitled “Investments in Other Investment Companies and Exchange-Traded Funds.”

A significant portion of the equity securities that make up the RAFI® International Equity Index may be issued by companies in the most developed foreign markets.  For example, depending upon conditions and economic development, companies in Japan and the United Kingdom may make up 50% or more of the RAFI® International Equity Index.  In that case, the Fund would be subject to the economic and market developments in those countries or regions to a greater extent than if it remained invested in a greater number of countries or geographical regions.  The International Equity Fund does not intend to hedge against currency risk.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.   If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

OTHER INVESTMENTS
Stock Index Futures.  Each Fund may invest a portion of its assets in stock index futures contracts.  The Funds will use these instruments as part of their effort to remain substantially fully invested and to gain exposure to relevant equity markets.  Each Enhanced Fundamental Index® Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost effective manner in accordance with its principal investment strategies.  Each Enhanced Fundamental Index® Fund’s investments in stock index futures may represent a significant portion of the Fund’s assets during its initial period of operations.  Stock index futures will not track the performance of an Enhanced Fundamental Index® Fund’s corresponding Fundamental Index®.

Cash and Short-Term Investments.  Each Fund may from time to time have a portion of its assets invested in cash and short-term, high-quality money market investments.  The Funds may invest in money market investments while waiting to invest cash received from purchases of Fund shares, the sale of portfolio securities or other sources.  Money market investments purchased by a Fund will be rated in one of the four highest ratings categories by an NRSRO.  Under normal market conditions, each Fund may hold cash or money market securities such as money market mutual funds, commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (such as U.S. Treasury obligations) and repurchase agreements.

Investments in Other Investment Companies and Exchange-Traded Funds.  Each Fund may invest in other investment companies (including business development companies), ETFs and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity.  A Fund’s investments in shares of other investment companies (including certain ETFs) are limited by the federal securities laws and regulations governing mutual funds.  The Fund’s investments in securities of other investment companies, including ETFs, may result in the duplication of certain fees and expenses.

TEMPORARY DEFENSIVE POSITIONS
Each Actively Managed Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity.  A Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

PORTFOLIO TURNOVER
Generally, the Funds will not invest for short-term trading purposes.  A Fund’s annual portfolio turnover rate shows changes in portfolio investments.  Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs.  A high turnover rate (100% or more) in any year will result in higher transaction costs to the Funds.  A higher turnover rate also could result in more realization of taxable capital gains within the Funds, which would increase taxes payable by shareholders.  Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.

The Funds cannot accurately predict future annual portfolio turnover rates.  Each Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.

INDEX RECONSTITUTION FOR THE ENHANCED FUNDAMENTAL INDEX® FUNDS
Each Enhanced Fundamental Index® Fund’s portfolio is managed in accordance with the standard RAFI® Fundamental Index, which is reconstituted on an annual basis by Research Affiliates.

Index Maintenance.  Share adjustments to reflect a split, a reverse split or stock dividend will be made on the action’s effective date.  Such changes do not require an adjustment and are processed automatically.  For changes in a company’s shares outstanding due to a merger, acquisition or spin-off, an adjustment to the index will be made effective after the close on the effective date of the corporate action.

Dividend Payments.  For purposes of calculation of the value of each index, dividend payments will be reinvested in the index on the ex-date.

Mergers.  In the event of a merger between two companies included in an index, the common shares of the surviving issuer will continue to be represented in the index.  In the event of a merger between a company in an index and a company not in that particular index, the common shares of the surviving issuer will continue to be represented in the index until further evaluation on the reconstitution date.

Acquisitions. A company will be dropped from an index in the case of its acquisition.  The next company of appropriate size that is not currently included in the index, as identified at the reconstitution, will replace the acquired company.

Bankruptcy or Prolonged Trading Suspension.  In the event of a bankruptcy, a company will be removed from an index effective after the close on the date of the filing.  In the event that trading in a company included in an index is suspended, Research Affiliates shall decide whether the company will be removed from the index as soon as applicable.  For purposes of minimizing the impact to the index, the company will be removed at the value at which it last traded.  The next company of appropriate size that is not currently included in the index, as identified at the reconstitution, will replace the company that was removed.

PRINCIPAL RISKS OF INVESTMENT
Mutual funds, using professional investment managers, invest shareholders’ money in securities.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.  Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money.

The alphabetized table below, and the descriptions that follow, describe the principal risks of investing in the Funds.  These risks could adversely affect the net asset value and total return of a Fund and your investment.

Actively Managed Funds
• Applicable – Not Applicable	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Credit Risks	–	–	–	–	–	–	●	●
Derivatives Risks	– –	–	–	–	●	–	–	●
Emerging Markets Risks	–	–	–	–	●	–	–	●
Foreign Securities Risks	–	●	●	● –	●	–	–	●
High-Yield Debt Securities Risks	–	–	–	–	–	–	●	●
Interest Rate Risks	–	–	–	–	–	●	●	●
Liquidity Risks	–	–	●	●	●	●	●	●
Manager Risks	●	●	●	●	●	●	●	●
Maturity Risks	–	–	–	–	–	–	●	●
Mortgage- and Asset-Backed Securities Risks	–	–	–	–	–	–	–	●
Municipal Securities Risks	–	–	–	–	–	–	●	●
Non-Diversification Risks	●	●	●	●	●	●	●	●
Real Estate Industry Concentration Risks	–	–	–	–	–	●	–	–
Real Estate Investment Trust Risks	–	●	–	●	–	●	–	–
Sector Focus Risks	●	●	●	●	●	●	–	–
Small and Medium Company Risks	–	–	●	●	●	●	–	–
Stock Market Risks	●	●	●	●	●	●	–	–
Tax Risks	–	–	–	–	–	–	●	–
U.S. Government Agency Obligations Risks	–	–	–	–	–	–	–	●

Enhanced Fundamental Index® Funds
• Applicable – Not Applicable	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund	Enhanced Fundamental Index® International Equity Fund
Derivatives Risks	●	●	●	●	●
Emerging Markets Risks	–	–	–	–	●
Foreign Securities Risks	–	–	–	–	●
Fundamental Indexing Risks	●	●	●	●	●
Liquidity Risks	–	–	●	●	●
Manager Risks	●	●	●	●	●
Small Company Risks	–	–	●	●	●
Stock Market Risks	●	●	●	●	●

•
Credit Risks: Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This would reduce the income available for distribution to shareholders as well as the value of a Fund’s shares.

•
Derivatives Risks: The Core Plus Fixed Income Fund utilizes derivatives, such as futures and options, for hedging purposes.  Futures and options are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold.  The Core Plus Fixed Income Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed.  To the extent the Core Plus Fixed Income Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements.  The International Equity Fund uses stock index and currency futures contracts.  The Enhanced Fundamental Index® Funds also will invest in stock index futures. Stock index futures contracts are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.  Currency futures contracts may be used to hedge currency risks.  Hedging currency risks involves the risk of mismatching the Fund’s obligations under a futures contract with the value of securities denominated in a particular currency.  Each of the Funds may utilize derivatives, although they to not regularly intend to do so except as noted above.

•
Emerging Markets Risks:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Foreign Securities Risks:  The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Fundamental Indexing Risks:  Each Enhanced Fundamental Index® Fund is subject to certain risks related to the strategy of investing in the securities of the corresponding Fundamental Index®.  While the Advisor and Research Affiliates believe that the use of fundamental economic measurements (rather than market capitalization) in the construction and weighting of indexes will provide a more meaningful way to determine the size of a company when constructing a company size-based securities index, there can be no assurance that a Fundamental Index® or an Enhanced Fundamental Index® Fund will outperform a more traditional capitalization-weighted index or funds that seek to track such an index.

Also, there is the risk that each Enhanced Fundamental Index® Fund’s return may not match or achieve a high degree of correlation with the return of its corresponding Fundamental Index® for a number of reasons.  For example, a Fund incurs a number of operating expenses not applicable to the index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index.  Each Enhanced Fundamental Index® Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.  To the extent that an Enhanced Fundamental Index® Fund utilizes futures or other derivatives, its return may not correlate as well with the return on the index, as would be the case if the Fund purchased all of the stocks in the index.  As index funds, the Enhanced Fundamental Index® Funds are not “actively managed.”  Therefore, an Enhanced Fundamental Index® Fund does not buy or sell a stock based on a portfolio manager’s judgment regarding the advisability of investing in the stock or sell a stock because the company is in financial trouble.  Instead, the Enhanced Fundamental Index® Funds generally buy and hold the securities that are in the index.

•
High-Yield Debt Securities Risks:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•
Interest Rate Risks:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the Tax-Exempt Fixed Income Fund’s or the Core Plus Fixed Income Fund’s investments decreases, investors in those Funds may lose money.

•
Liquidity Risks:  The securities of many smaller companies may have less “float” (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause a Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to track the index.

•
Manager Risks:  Manager risk is the risk that the Advisor or one of the sub-advisors will do a poor job of selecting securities or implementing a strategy and thus fail to meet a Fund’s investment objectives.  As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

•
Maturity Risks:  The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate- to long-term maturities.  The Core Plus Fixed Income Fund may invest in fixed income securities with a range of maturities.  Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

•
Mortgage- and Asset-Backed Securities Risks:  Mortgage and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security.  This may reduce such Fund’s share price and its income distributions.

•
Municipal Securities Risks:  The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Tax-Exempt Fixed Income Fund invests could negatively impact the Fund.  The Core Plus Fixed Income Fund has the ability to purchase municipal securities, and therefore may encounter the risks associated with municipal securities.

•
Non-Diversification Risks:  Each Actively Managed Fund is a non-diversified investment company, which means that more of each Fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of an Actively Managed Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, each Actively Managed Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•
Real Estate Industry Concentration Risks:  The Real Estate Securities Fund concentrates its investments in the real estate industry.  Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets.  Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry.  In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate.  These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

•
Real Estate Investment Trust Risks:  Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns.  An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties.  Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.  A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management.  A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.  A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.  Accordingly, mortgage REITs may be affected by the quality of any credit extended.  The Real Estate Securities Fund and Small/Mid Cap Value Fund attempt to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

•
Sector Focus Risks:  To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than a fund that invests in a wide variety of market sectors would.  The following describes the risks associated with the various sectors in which some of the Funds may focus:

•
Large Cap Growth Fund and Small/Mid Cap Growth Fund:  The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors.  Companies in the technology sector are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty in obtaining financing for necessary research and development or expansion.  Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action, which may affect the profitability of companies in that sector.

•
Large Cap Value Fund and Small/Mid Cap Value Fund:  The Large Cap Value Fund and the Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector.  Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

•
International Equity Fund:  The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries.  Companies in the technology sector are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.  Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector.  Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

●
Real Estate Securities Fund:  The Real Estate Securities Fund focuses its investments in the real estate industry and therefore is subject to the special risks associated with that industry as described above.

●
Small and Medium Company Risks:  A Fund that invests in the equity securities of small or medium companies is subject to certain risks.  Small and medium companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

●
Stock Market Risks:  Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, a Fund’s share price is likely to decline in value.  A Fund’s focus on certain types of stocks (such as small or large cap) or a style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

●
Tax Risks:  The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds.  Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income.  Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the liquidity and marketability of municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

●
U.S. Government Agency Obligations Risks:  Government agency obligations have different levels of credit support and therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk.  Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac© and Fannie Mae©, are subject to a greater degree of credit risk.

PERFORMANCE OF THE FUNDS
The performance information shown gives some indication of the risks of an investment in the Actively Managed Funds.  No performance information is presented for the Enhanced Fundamental Index® Funds because, as of December 31, 2007, none of the Enhanced Fundamental Index® Funds had been in operation for a full calendar year.  The bar chart for each Actively Managed Fund illustrates the Fund’s calendar year returns.  Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance and an index of funds with similar investment objectives.  The information shown assumes reinvestment of dividends and distributions.  Remember, a Fund’s past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

ASSETMARK LARGE CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Large Cap Growth Fund’s calendar year-to-date return as of June 30, 2008 was -11.07%.

Best Quarter:	Q2	2003	15.88%
Worst Quarter:	Q3	2002	-19.09%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Large Cap Growth Fund
Return Before Taxes	11.34%	10.79%	1.33%
Return After Taxes on Distributions(2)(3)	10.46%	10.53%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	8.34%	9.40%	1.12%
Russell 1000® Growth Index(5)	11.81%	12.11%	2.64%
Lipper Large-Cap Growth Funds Index(6)	14.97%	12.06%	2.34%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s (“S&P®”) Super Composite 1500® Index.  These funds typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the Standard & Poor’s 500 Composite Index (“S&P 500® Index”).

ASSETMARK LARGE CAP VALUE FUND
Calendar Year Returns as of 12/31

The Large Cap Value Fund’s calendar year-to-date return as of June 30, 2008 was -14.92%.

Best Quarter:	Q2	2003	22.63%
Worst Quarter:	Q3	2002	-23.48%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Large Cap Value Fund
Return Before Taxes	-3.23%	12.54%	5.43%
Return After Taxes on Distributions(2)(3)	-4.65%	11.61%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-0.44%	10.86%	4.58%
Russell 1000® Value Index(5)	-0.17%	14.63%	7.47%
Lipper Large-Cap Value Funds Index(6)	2.46%	13.04%	5.39%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 1000® Value Index contains those securities in the Russell 1000® Index with a less-than-average growth orientation.  Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds category.  These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500® Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.

ASSETMARK SMALL/MID CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Growth Fund’s calendar year-to-date return as of June 30, 2008 was -10.68%.

Best Quarter:	Q2	2003	20.13%
Worst Quarter:	Q2	2002	-19.64%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Small/Mid Cap Growth Fund
Return Before Taxes	15.68%	15.40%	4.29%
Return After Taxes on Distributions(2)(3)	10.69%	13.72%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	11.59%	12.78%	3.17%
Russell 2500™ Growth Index(5)	9.69%	17.43%	5.92%
Lipper Small-Cap Growth Funds Index(6)	9.68%	15.44%	4.90%
Russell Midcap® Growth Index(7)	11.43%	17.90%	6.61%
Lipper Mid-Cap Growth Funds Index(8)	21.41%	17.93%	6.12%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds category.  These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500® Index.  These funds typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(7)
The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

(8)
Lipper Mid-Cap Growth Funds Index is an index in which funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 IndexTM.  Mid-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

ASSETMARK SMALL/MID CAP VALUE FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Value Fund’s calendar year-to-date return as of June 30, 2008 was -10.18%.

Best Quarter:	Q2	2003	19.04%
Worst Quarter:	Q3	2002	-16.26%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Small/Mid Cap Value Fund
Return Before Taxes	-10.86%	11.20%	6.69%
Return After Taxes on Distributions(2)(3)	-11.83%	9.55%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-6.78%	9.43%	5.56%
Russell 2500™ Value Index(5)	-7.27%	16.17%	10.73%
Lipper Small-Cap Value Funds Index(6)	-4.57%	16.41%	10.61%
Russell Midcap® Value Index(7)	-1.42%	17.92%	11.59%
Lipper Mid-Cap Value Funds Index(8)	3.62%	16.73%	10.01%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Value Index is generally representative of smaller capitalization value stocks.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds category.  These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500® Index.  These funds typically have a below average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(7)
The Russell Midcap® Value Index measures the performance of those Russell Midcap® measures with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(8)
The Lipper Mid-Cap Value Funds Index is an index in which funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 IndexTM.  Mid-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.  These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

ASSETMARK INTERNATIONAL EQUITY FUND
Calendar Year Returns as of 12/31

The International Equity Fund’s calendar year-to-date return as of June 30, 2008 was -12.17%.

Best Quarter:	Q2	2003	18.44%
Worst Quarter:	Q3	2002	-19.20%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
International Equity Fund
Return Before Taxes	12.54%	21.09%	11.03%
Return After Taxes on Distributions(2)(3)	9.54%	19.69%	10.02%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	11.27%	18.53%	9.54%
MSCI EAFE® Index(5)	11.63%	22.08%	12.12%
Lipper International Funds Index(6)	14.25%	21.82%	12.36%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  In certain cases, the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period.  A higher after-tax return can result when the return after taxes on distributions reflects a tax benefit resulting from foreign tax credits generated from the Fund’s investments.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.  As of June 30, 2008, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper International Funds Index is an unmanaged index which measures the composite performance of the 30 largest international mutual funds, as categorized by Lipper Inc. These funds invest assets in securities with primary trading markets outside of the United States.

ASSETMARK REAL ESTATE SECURITIES FUND
Calendar Year Returns as of 12/31

The Real Estate Securities Fund’s calendar year-to-date return as of June 30, 2008 was -3.06%.

Best Quarter:	Q4	2004	16.05%
Worst Quarter:	Q4	2007	-13.63%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Real Estate Securities Fund
Return Before Taxes	-17.81%	17.31%	14.23%
Return After Taxes on Distributions(2)(3)	-20.31%	15.04%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-9.01%	14.55%	11.73%
Dow Jones Wilshire REIT Index (5)	-17.32%	18.26%	14.77%
Lipper Real Estate Funds Index(6)	-13.50%	18.27%	14.62%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Dow Jones Wilshire REIT Index measures U.S. publicly-traded REITs. The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and that derive a minimum of 75% of revenue from the stated operations.  The Index is composed of 93 common stocks, selected for their market capitalization, source of revenue and liquidity.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Real Estate Funds Index is an unmanaged index which measures the composite performance of the 30 largest real estate mutual funds, as categorized by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Tax-Exempt Fixed Income Fund’s calendar year-to-date return as of June 30, 2008 was -0.40%.

Best Quarter:	Q3	2002	4.56%
Worst Quarter:	Q2	2004	-2.40%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Tax-Exempt Fixed Income Fund
Return Before Taxes	1.63%	2.19%	3.32%
Return After Taxes on Distributions(2)(3)	1.63%	2.18%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	2.05%	2.18%	3.16%
Lehman Brothers® Municipal Bond Index(5)	3.36%	4.30%	5.10%
Lipper Intermediate Municipal Bond Funds Index(6)	3.21%	3.26%	4.04%

(1)           The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Lehman Brothers® Municipal Bond Index measures the performance of investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)	The Lipper Intermediate Municipal Bond Funds Index is an index of portfolios that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years.

ASSETMARK CORE PLUS FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Core Plus Fixed Income Fund’s calendar year-to-date return as of June 30, 2008 was -1.31%.

Best Quarter:	Q3	2006	3.68%
Worst Quarter:	Q2	2004	-2.39%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Core Plus Fixed Income Fund
Return Before Taxes	5.33%	4.24%	4.97%
Return After Taxes on Distributions(2)(3)	3.71%	2.78%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	3.47%	2.78%	3.40%
Lehman Brothers® Aggregate Bond Index(5)	6.97%	4.42%	5.68%
Lipper Intermediate Investment-Grade Debt Funds Index(6)	5.43%	4.37%	5.32%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Lehman Brothers® Aggregate Bond Index measures the performance of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Lehman Brothers® Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities and international U.S. dollar-denominated bonds. All securities contained in the Lehman Brothers® Aggregate Bond Index have a minimum term to maturity of one year.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Intermediate Investment-Grade Debt Funds Index is an index consisting of Funds that invest at least 65% of fund assets in investment grade debt issued (rated in top four grades with dollar-weighted average maturities of one to five years).

FEES AND EXPENSES OF THE FUNDS
The following section describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Actively Managed Funds
Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax- Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Management Fees(1)	0.92%	0.92%	0.95%	0.98%	0.93%	0.95%	0.80%	0.74%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Servicing Fees	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Other Expenses(5)	0.11%	0.12%	0.20%	0.20%	0.20%	0.28%	0.14%	0.14%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses(3) (4)	1.33%	1.34%	1.45%	1.56%	1.43%	1.53%	1.24%	1.18%

Enhanced Fundamental Index® Funds
Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund	Enhanced Fundamental Index® International Equity Fund(7)
Management Fees(1)	0.75%	0.75%	0.75%	0.75%	0.80%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Servicing Fees	0.05%	0.05%	0.05%	0.05%	0.08%
Other Expenses (5)	0.78%	0.88%	2.51%	5.25%	0.40%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%	0.00%	0.02%	0.00%
Total Annual Fund Operating Expenses	1.83%	1.93%	3.56%	6.32%	1.53%
Management Fee Waiver/Expense Reimbursements(6)	-0.60%	-0.70%	-2.33%	-5.08%	-0.18%
Net Annual Fund Operating Expenses	1.23%	1.23%	1.23%	1.24%	1.35%

(1)
Under a Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion; and (2) waive portions of its advisory fee to the extent necessary to ensure that the net fee payable to the Advisor does not exceed certain stated target maximum amounts, after taking into account negotiated fees paid to sub-advisors.  This agreement is designed to pass on certain savings in the underlying sub-advisory fee arrangements over time.

(2)
Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, or business development companies (“Acquired Funds”).  The indirect fee represents a pro rata portion of the cumulative expenses of the Acquired Funds.  Please note that disclosure of these indirect expenses of the underlying funds means that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses for the Small/Mid Cap Value Fund and the Enhanced Fundamental Index® Small Company Value Fund during the fiscal year ended March 31, 2008 were 1.49% and 6.30%, respectively.

(3)
The Advisor has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of each Actively Managed Fund that is in place through October 31, 2009, and may be continued thereafter.  Under the Agreement, the Advisor has agreed to waive its fees and/or bear Fund expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses of each Fund remain below certain levels, as described in the “Management of the Funds” section of this Prospectus.  The Agreement also permits the Advisor to recapture waived fees and expenses paid for up to three years from the time the fees are waived or expenses paid if a Fund’s expense levels fall below the stated expense limit.  During the fiscal year ended March 31, 2008, each Actively Managed Fund had total annual fund operating expenses equal to or below the stated levels, so no expense subsidy from the Advisor was required.  Based on Fund asset sizes and expense subsidy/recapture status as of the date of this Prospectus, the Advisor is no longer subsidizing expenses or recapturing fees waived and/or expenses paid by any Actively Managed Fund and does not expect to do so going forward.

(4)
During the last fiscal year, certain Funds loaned their portfolio securities to brokers and generated related Fund expense reductions of 0.05% for the Large Cap Growth Fund, 0.05% for the Large Cap Value Fund, 0.15% for the Small/Mid Cap Growth Fund, 0.09% for the Small/Mid Cap Value Fund, 0.01% for the International Equity Fund, 0.07% for the Real Estate Securities Fund and 0.05% for the Core Plus Fixed Income Fund. Including these expense reductions, the Net Annual Fund Operating Expenses for the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Real Estate Securities Fund and Core Plus Fixed Income Fund would have been 1.28%, 1.29%, 1.30%, 1.47%, 1.42%, 1.46%, and 1.13%, respectively.

(5)
Other Expenses include custodian, transfer agency and other customary Fund expenses incurred by a Fund during its prior fiscal year.  Other Expenses also include the fees and expenses indirectly borne by a Fund in connection with its investments in other mutual funds.  These indirect fees and expenses are referred to as “acquired fund fees and expenses.” Acquired fund fees and expenses did not exceed 0.01% of the Fund’s average daily net assets for the fiscal year ended March 31, 2008 for all funds except for the Small/Mid Cap Value Fund and the Enhanced Fundamental Index® Small Company Value Fund.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(6)
The Advisor has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of each Enhanced Fundamental Index® Fund that is in place through May 31, 2009, and may be continued thereafter.  Under the Agreement, the Advisor has agreed to waive its fees and/or bear Fund expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses for the Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund and Enhanced Fundamental Index® Small Company Value Fund do not exceed 1.22% and that Total Annual Fund Operating Expenses for the Enhanced Fundamental Index® International Equity Fund do not exceed 1.35%, as described in the “Management of the Funds” section of this Prospectus.  The Agreement also permits the Advisor to recapture waived fees and expenses paid for up to three years from the time the fees are waived or expenses paid if a Fund’s expense levels fall below the stated expense limit.

(7)
The Enhanced Fundamental Index® International Equity Fund has not commenced operations as of the date of this Prospectus, and the “other expenses” reflect estimated expenses for the fiscal period ending March 31, 2009.

EXPENSE EXAMPLE

The following Expense Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Expense Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% rate of return each year and assumes reinvestment of all dividends and distributions.  The one-year dollar amounts and the dollar amounts for the first year of the three-, five- and 10-year columns for each Fund reflect the “Net Annual Fund Operating Expenses” of each Fund that result from any contractual expense limitation arrangement.  The second and later years within the three-, five- and 10-year columns for each Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without any expense limitation.  Although your actual costs may be higher or lower, based on these assumptions, your costs for each Fund would be:

Fund	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$135	$421	$729	$1,601
Large Cap Value Fund	$136	$425	$734	$1,613
Small/Mid Cap Growth Fund	$148	$459	$792	$1,735
Small/Mid Cap Value Fund	$159	$493	$850	$1,856
International Equity Fund	$146	$452	$782	$1,713
Real Estate Securities Fund	$156	$483	$834	$1,824
Tax-Exempt Fixed Income Fund	$126	$393	$681	$1,500
Core Plus Fixed Income Fund	$120	$375	$649	$1,432
Enhanced Fundamental Index® Large Company Growth Fund	$125	$517	$934	$2,099
Enhanced Fundamental Index® Large Company Value Fund	$125	$540	$981	$2,207
Enhanced Fundamental Index® Small Company Growth Fund	$125	$875	$1,646	$3,674
Enhanced Fundamental Index® Small Company Value Fund	$126	$1,421	$2,681	$5,689
Enhanced Fundamental Index® International Equity Fund	$137	$466	N/A1	N/A1

1 No costs are provided for the five- and 10-year periods for the Enhanced Fundamental Index® International Equity Fund because such Fund has not commenced operations as of the date of this Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds disclose their portfolio holdings semi-annually in shareholder reports and in quarterly SEC filings.  The Funds also post their respective portfolio holdings on their website at www.assetmark.com or www.GenworthWealth.com 30 days after the end of each month.  A further description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 278-5809.

MANAGEMENT OF THE FUNDS
Investment Advisor
Genworth Financial Wealth Management, Inc., 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to each of the Funds under an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).  GFWM is registered as an investment advisor with the SEC.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is a leading insurance company in the United States and is expanding globally, with operations in 25 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iii) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies and restrictions of the Fund; and (v) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.  The Advisor has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement.

Under the Investment Advisory Agreement, the Advisor is entitled to an annual fee from each Fund for its services according to the following table:

Fund	Advisory Fee (as a percentage of average daily net assets)
Large Cap Growth Fund	0.95%
Large Cap Value Fund	0.95%
Small/Mid Cap Growth Fund	0.95%
Small/Mid Cap Value Fund	1.00%
International Equity Fund	0.95%
Real Estate Securities Fund	0.95%
Tax-Exempt Fixed Income Fund	0.80%
Core Plus Fixed Income Fund	0.75%
Enhanced Fundamental Index® Large Company Growth Fund	0.75%
Enhanced Fundamental Index® Large Company Value Fund	0.75%
Enhanced Fundamental Index® Small Company Growth Fund	0.75%
Enhanced Fundamental Index® Small Company Value Fund	0.75%
Enhanced Fundamental Index® International Equity Fund	0.80%

The Trust and Advisor have entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase.  Under the Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion and an additional  0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion; and (2) waive portions of its advisory fee to the extent necessary to pass on certain savings in the underlying sub-advisory fee arrangements over time.

Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to waive fees and/or pay Fund expenses to the extent necessary to keep each of the Fund’s expenses from exceeding a stated maximum percentage (“cap”) for the period ending on October 31, 2009  for the Actively Managed Funds and May 31, 2009 for the Fundamental Index® Funds.  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses it pays for a three-year period under specified conditions.  As of March 31, 2008, Fund expenses have declined as the Actively Managed Funds have grown such that the Advisor has recaptured all waived fees and expenses. The expense cap for each Fund is as follows:

Fund	Expense Cap
Large Cap Growth Fund	1.49%
Large Cap Value Fund	1.49%
Small/Mid Cap Growth Fund	1.59%
Small/Mid Cap Value Fund	1.59%
International Equity Fund	1.59%
Real Estate Securities Fund	1.49%
Tax-Exempt Fixed Income Fund	1.29%
Core Plus Fixed Income Fund	1.29%
Enhanced Fundamental Index® Large Company Growth Fund	1.22%
Enhanced Fundamental Index® Large Company Value Fund	1.22%
Enhanced Fundamental Index® Small Company Growth Fund	1.22%
Enhanced Fundamental Index® Small Company Value Fund	1.22%
Enhanced Fundamental Index® International Equity Fund	1.35%

The Advisor’s primary business is to operate the Genworth Financial Wealth Management investment platform (the "GWFM Platform"), a managed account platform that is used by financial professionals, such as investment advisors and broker-dealers, to deliver state of the art financial planning, investment advisory and asset allocation services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation models using open-end mutual funds.  The AssetMark Funds are included among the many investment products made available through the GWFM  Platform.  Through the platform, GWFM provides investment consulting and administrative services to advisors and broker-dealers and administered in excess of $18 billion in investor assets as of June 30, 2008, including mutual funds, variable annuities, ETFs and privately managed accounts.

GWFM invests a portion of its revenues from operating the GFWM Platform back into the program in the form of allowances to certain participating financial professionals that utilize the platform.  Under its Gold Premier Consultant Program, individual investment advisors are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the individual investment advisor.  These amounts range from $5,000 to $105,000 annually, depending on the amount of the individual investment advisor’s client assets managed within the GFWM Platform.  Similarly, GFWM provides opportunities for broker-dealer firms participating in the GFWM Platform to receive fee reductions and/or allowances in amounts ranging from 0.02% to 0.07% of the amount of client assets invested through the GFWM Platform.  GFWM also sponsors annual conferences for its participating financial professionals designed to facilitate and promote the success of the GFWM Platform and its participating financial professionals.  AssetMark Funds sub-advisors, many of which also provide separate account management services through the GFWM Platform, are provided with opportunities to economically sponsor portions of the annual advisor conference.  GFWM also bears the cost of airfare for certain financial professional clients to attend GFWM’s annual conference or to conduct due diligence visits to GFWM’s offices.  In addition, GFWM may, from time to time, support its clients by sponsoring conferences or other client events conducted by investment advisors.

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund.  The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds and allocating a Fund's assets among sub-advisors; (ii) monitoring the ongoing performance and operations of the sub-advisors; and (iii) making recommendations to the Board of Trustees about hiring and changing sub-advisors.  The Advisor pays any such consultant fees from its own resources.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage.  The Advisor oversees the sub-advisors for compliance with each of the Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities and oversees the hiring and termination of sub-advisors recommended by the Advisor.  The SEC has issued an exemptive order (the “Exemptive Order”) that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change.  The Exemptive Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and each sub-advisory agreement (other than the sub-advisory agreements with Integrity Asset Management, LLC and Duff & Phelps Investment Management Co.) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2007.  A discussion regarding the basis for the Board’s approval of the sub-advisory agreements with Integrity Asset Management, LLC and Duff & Phelps Investment Management Co. is available in the Funds’ annual report to shareholders for the period ended March 31, 2008.

Sub-Advisors and Portfolio Managers
The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

Large Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is a sub-advisor for the Large Cap Growth Fund.  TCW is a member of The TCW Group, Inc. (“TCW Group”), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of over 400 investment and administrative professionals located in Los Angeles, New York and Houston, the firm has a broad depth of knowledge, investment experience and research capability. The firm had approximately $127.4 billion under management or committed to management as of June 30, 2008.  The following individual is responsible for managing TCW’s allocated portion of the Large Cap Growth Fund’s assets:

●	Craig C. Blum, CFA
Managing Director, U.S. Equities
Prior to joining TCW in 1999, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets.  Prior to that, Mr. Blum was employed by PaineWebber and Merrill Lynch.  He currently serves as Portfolio Manager of the Fund.  Mr. Blum received his BS in Applied Mathematics and Computer Science from the University of California at Los Angeles and his MBA in Finance from the UCLA Anderson School of Management.  He has more than 14 years of experience in the investment management industry and is a CFA charterholder.

Atlanta Capital Management Company, LLC (“Atlanta”), 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia 30309, is a sub-advisor for the Large Cap Growth Fund.  Atlanta is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.4 billion in assets under management as of June 30, 2008. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth.  Atlanta manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis.  The team consists of the following individuals:

●	William R. Hackney, III, CFA
Managing Partner and Member of the Executive Committee
Mr. Hackney serves as Chief Investment Officer with primary responsibilities in equity portfolio management.  Mr. Hackney joined Atlanta in 1995.  Prior to joining Atlanta, he was Senior Vice President and Chief Investment Officer of First Union Corporation’s Capital Management Group in Charlotte, North Carolina.  In this capacity, he supervised the investment management of over $20 billion in institutional and individual assets.  Mr. Hackney is a graduate of the University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina.  He served as a U.S. Marine Corps officer during the Vietnam era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

●	Marilyn Robinson Irvin, CFA
Senior Vice President and Principal
Ms. Irvin serves as a portfolio manager for the firm’s equity products.  Ms. Irvin joined Atlanta in 1989 and has worked at a portfolio manager level at the firm for over five years.  Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia.  Ms. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University.  She is actively involved with the CFA Institute.  She is also a Certified Cash Manager.

●	Paul J. Marshall, CFA
Vice President and Principal
Mr. Marshall serves as Director of Research and as a member of the large cap portfolio management team.  Prior to joining the firm in 2000, Mr. Marshall was a portfolio manager with Bank of America Capital Management and was responsible for co-managing the Nations Capital Growth Fund.  He has also served as a portfolio manager for the Nations Value Fund and as an energy analyst supporting value, growth, balanced and equity income portfolios.  Mr. Marshall is a graduate of Vanderbilt University where he earned a Bachelor of Science degree in Economics.  Additionally, he obtained his Masters of Business Administration from the University of Notre Dame and has served as an officer in the United States Army.

●	Richard B. England, CFA
Managing Director — Equities and Principal
Mr. England serves as a member of the Investment Policy Committee and as portfolio manager for large cap growth equity portfolios.  Prior to joining the firm in 2004, Mr. England was with Putnam Investments in Boston, where he was Senior Portfolio Manager on the core growth equity team.  Previously, he was with Aetna Equity Investors.  Mr. England is a graduate of the University of Florida, where he earned his Bachelor of Science degree.  He received a Masters of Business Administration degree from the Wharton School, University of Pennsylvania.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as a sub-advisor to the Large Cap Growth Fund and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.  The following individuals are primarily responsible for the day-to-day management of Wellington Management’s allocated portion of the Large Cap Growth Fund’s portfolio:

●	Mammen Chally, CFA
Vice President, Equity Portfolio Manager
Mr. Chally has served as portfolio manager for the portion of the Large Cap Growth Fund managed by Wellington Management since 2006. Mr. Chally joined Wellington Management as an investment professional in 1994.

●	James A. Rullo, CFA
Senior Vice President, Director of the Quantitative Investment Group
Mr. Rullo joined Wellington Management as an investment professional in 1994.  Mr. Rullo has been involved in portfolio management and securities analysis for the portion of the Large Cap Growth Fund managed by Wellington Management since 2006.

Large Cap Value Fund:
Brandes Investment Partners, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92130, is a registered investment advisor founded in 1974 and serves as a sub-advisor to the Large Cap Value Fund.  As of June 30, 2008, Brandes’ assets under management totaled $86.4 billion.  Brandes manages its allocated portion of the Large Cap Value Fund’s assets on a team basis.  Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund’s assets.  No single individual is in charge of purchase decisions – instead, the entire committee participates in the decision-making process.  The departure of one individual should not materially affect the investment process or performance of the Large Cap Investment Committee.  In order to increase the Large Cap Investment Committee’s effectiveness, Brandes periodically rotates a minority of committee membership among select investment professionals.  Following are the six Investment Committee members who are jointly responsible for the investment decisions of the Brandes Large Cap Investment Committee:

●	Glenn R. Carlson, CFA
Chief Executive Officer
Mr. Carlson serves as Chief Executive Officer and is a member of the firm’s Executive Committee.  As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives.  As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas.  He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee.  Mr. Carlson serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Prior to becoming CEO in 2004, he served as Co-CEO from 2002 to 2004 and Managing Partner from 1996 to 2002. Mr. Carlson earned his BA from the University of California, San Diego.  He is a member of the Financial Analysts Society of San Diego and has 25 years of investment experience.

●	Brent V. Woods, CFA
Managing Director — Investments
Mr. Woods is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives.  Mr. Woods also serves as Managing Director – Investments, with responsibility for the securities research efforts of the firm and oversight of the product investment committees.  In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee.  He also served as a Managing Partner for Brandes from 1998 to 2000.  Prior to joining Brandes, Mr. Woods worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.  Mr. Woods earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England and a JD, cum laude, from Harvard Law School.  He has 13 years of investment experience.

●	Amelia Maccoun Morris, CFA
Director — Investments
Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media and consumer sectors.  In addition, Ms. Morris contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee.  She has served as a Director – Investments since 2004 and served as a Senior Research Analyst from 1998 to 2004.  Prior to joining Brandes, Ms. Morris worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.  Ms. Morris holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis.  She has 20 years of investment experience.

●	W. James Brown, CFA
Director — Investments
Mr. Brown is a senior analyst and a voting member of the Large Cap Investment Committee.  He also leads the firm’s research efforts in the financial institutions and utilities sectors.  Mr. Brown has served as a Director – Investments since 2004 and served as a Senior Research Analyst from 1996 to 2004.  Prior to joining Brandes, Mr. Brown was a senior vice president with a major national banking organization, where he served in various capacities, including senior portfolio manager, regional director of investments and head of Texas private banking.  His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm.  Mr. Brown earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School.  He has 24 years of investment experience.

●	Keith Colestock, CFA
Director — Investments
Mr. Colestock is a senior analyst.  He also is a voting member of the Large Cap and Mid Cap Investment Committees.  Mr. Colestock has served as a Director – Investments since 2004, and he served as Senior Research Analyst from 2001 to 2004 and a Portfolio Manager from 1995 to 2001.  Prior to joining Brandes, Mr. Colestock served as senior equity analyst and director of research for an investment research firm in San Diego.  Before that, Mr. Colestock was an independent demographic consultant to retail real estate developers.  He earned his BA in business administration from California State University, Fullerton.  He is a current member and past president of the Financial Analysts Society of San Diego.  Mr. Colestock has 18 years of investment experience.

●	Brent Fredberg, CPA, CMA
Senior Analyst
Mr. Fredberg is a senior research analyst responsible for research in the technology and household durables areas.  He is a voting member of the firm’s Large Cap Investment Committee.  Mr. Fredberg has served as a Senior Research Analyst since 2003 and served as an Analyst from 1999 to 2003.  Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller.  He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance with distinction from the University of Iowa.  Mr. Fredberg is a CPA and CMA, with 14 years of finance and investment experience.

Davis Selected Advisers, L.P. (“Davis”), 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85756, is an independent money management firm that specializes in large cap value equities, catering to institutional and individual clients worldwide and serves as a sub-advisor to the Large Cap Value Fund.  With over $93.9 billion under management as of June 30, 2008, Davis conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.  The firm’s goal is to invest in companies for the long term.  This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund’s assets has been honed over 50 years and three generations of portfolio management.  Davis manages its allocated portion of the Large Cap Value Fund’s portfolio on a team basis.  The team consists of the following individuals:

●	Christopher C. Davis
Portfolio Manager
Mr. Davis has over 19 years experience in investment management and securities research.  Mr. Davis joined Davis in 1989 after working as a securities analyst, and now directs the portfolio management of Davis’ large cap equity portfolios along with Kenneth C. Feinberg.  He has functioned in the role of portfolio manager during the past five years.  He received his MA degree from the University of St. Andrews in Scotland.

●	Kenneth C. Feinberg
Portfolio Manager
Mr. Feinberg is Portfolio Manager for all large cap value equity and financial stock portfolios at Davis.  He joined Davis in 1994.  He has functioned in the role of portfolio manager during the past five years.  Previously, he was a Vice President at the Continental Corporation and a capital and business analyst for the General Foods Corporation.  Mr. Feinberg received his MBA degree from Columbia University and his BA degree from Johns Hopkins University.

NFJ Investment Group, L.P. (“NFJ”), 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, is a sub-advisor for the Large Cap Value Fund. NFJ had approximately $35.6 billion in assets under management as of June 30, 2008, and is owned by Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P.  NFJ manages its allocated portion of the Large Cap Value Fund's portfolio on a team basis. The team consists of the following individuals:

●	Jeffrey S. Partenheimer, CFA, CPA
Managing Director
Mr. Partenheimer has over 23 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking and four years as a treasury director for a major telecommunications equipment manufacturer.  He began his career as a financial analyst with First City Bank of Dallas in 1985.  Mr. Partenheimer received his BBA degree in 1982 from the University of Texas and his MS-Finance degree from Texas Tech University in 1985.

●	Ben J. Fischer, CFA
Managing Director
Mr. Fischer is a founding partner of NFJ. He has over 42 years’ experience in portfolio management, investment analysis and research.  Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank, which he joined in 1971.  Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

●	Paul A. Magnuson
Managing Director
Mr. Magnuson is a senior research analyst and a portfolio manager with over 22 years’ experience in equity analysis and portfolio management.  He currently co-manages small-cap value and value investment products for NFJ. Prior to joining NFJ in 1992, Mr. Magnuson was an assistant vice president at NationsBank, which he joined in 1985.  Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios.  Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Small/Mid Cap Growth Fund:
Nicholas-Applegate Capital Management (“Nicholas-Applegate”), located at 600 West Broadway, San Diego, California 92101, is a registered investment advisory firm and an indirect subsidiary of Allianz AG.  Nicholas-Applegate is a sub-advisor to the Small/Mid Cap Growth Fund and had approximately $13.4 billion in assets under management as of June 30, 2008.  The following individuals are primarily responsible for the day-to-day management of Nicholas-Applegate’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

●	Mark P. Roemer
Senior Vice President, Portfolio Manager
Mr. Roemer joined the firm in 2001 and has portfolio management responsibilities on the systematic small, systematic 130/30, systematic small-mid and systematic market neutral strategies. Before becoming a portfolio manager, Mr. Roemer acted as the systematic team’s liaison to the client service and sales team.  He was previously principal and U.S. equity product manager with Barclays Global Investors (“BGI”). Mr. Roemer was a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London.  He earned his master's degree in finance from the London Business School, as well as an MS from Stanford University in their joint master's program between the College of Engineering and Stanford Business School. He earned his BS from Virginia Tech. He has 12 years of investment industry experience.

●	Jane Edmondson
Vice President, Portfolio Manager
Ms. Edmondson has portfolio management and research responsibilities on the US systematic mid cap strategies team.  In addition, she has portfolio management and research responsibilities for the US systematic large cap strategies.  Prior to joining the US systematic team, Ms. Edmondson was an analyst in both the Institutional Marketing and Technology areas within Nicholas-Applegate. She joined Nicholas-Applegate in 1996 with five years prior experience as a financial consultant with Merrill Lynch. Ms. Edmondson earned her BA from the University of California, Irvine and her MBA from San Diego State University.  She has 17 years of investment industry experience.

●	Carma Wallace, CFA
Vice President, Portfolio Manager
Ms. Wallace has portfolio management and research responsibilities on the systematic small, systematic small-mid, systematic 130/30, and systematic market neutral strategies.  Ms. Wallace joined the firm in 1999 and transitioned to the systematic team in 2003 as an analyst  Prior to joining Nicholas-Applegate, Ms. Wallace was a research analyst with FinEcon and a valuation economist with Thefeld, Finch & Abrams, CPAs. She completed her CFA in 2002 and holds her MS and BS in managerial economics from the University of California, Davis. She has 11 years of investment industry experience.

●	Christoph Hinkelmann, PhD
Vice President, Portfolio Manager
Mr. Hinkelmann joined the firm in 2006 and has portfolio management and research responsibilities for the systematic small, systematic 130/30, systematic small-mid and systematic market neutral strategies. Prior to joining Nicholas-Applegate, he was an Assistant Professor of Finance at Auburn University, twice receiving the Finance Department’s Outstanding Teacher Award; he was also a visiting assistant professor at Texas A&M University and provided research for the Federal Reserve Board of Governors. He also received an award in 2005 from the Midwest Finance Association for Outstanding Paper in Derivatives. He earned his PhD in finance, with a minor in accounting, from the University of Rochester, and a BA in mathematics and economics with High Distinction from the University of Virginia. He has 11 years of relevant industry experience.

Copper Rock Capital Partners, LLC (“Copper Rock”), located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a registered investment advisory firm that was established to provide specialized equity-management for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds.  Copper Rock Capital Partners was founded in February 2005 through a strategic alliance with Old Mutual (US) Holdings Inc. (“Old Mutual”). Copper Rock is a sub-advisor to the Small/Mid Cap Growth Fund and had approximately $2.44 billion in assets under management as of June 30, 2008.  The following individuals are primarily responsible for the day-to-day management of Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

●	Tucker Walsh
Chief Executive Officer, Head of Portfolio Management
Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research from 1997 to 2005. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 16 years of investment industry experience.

●	Michael Malouf, CFA
President, Portfolio Manager
Mr. Malouf is a founding partner, President and Portfolio Manager at Copper Rock. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, Massachusetts. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 17 years of investment industry experience.

Small/Mid Cap Value Fund:
Advisory Research, Inc. (“ARI”), 180 N. Stetson Avenue, Chicago, Illinois 60601, is a sub-advisor for the Small/Mid Cap Value Fund. ARI is a Delaware corporation and an SEC-registered investment advisor, and had approximately $6.1 billion in assets under management as of June 30, 2008.  ARI offers a balanced array of investment strategies in both the equity and fixed income asset classes.  ARI manages its allocated portion of the Small/Mid Cap Value Fund's assets on a team basis.  The team consists of the following individuals:

●	Brien M. O’Brien
CEO, Chairman and Portfolio Manager
Prior to joining ARI, Mr. O’Brien was the founder of Marquette Capital, an investment advisory firm that merged with ARI in 1996. A former vice president at Bear Stearns, Mr. O’Brien began his career with Oppenheimer & Co. He is a member of the Board of Directors and a past president of Jobs for Youth/Chicago, a member of the Board of Trustees of the University of Chicago Medical Center and a member of the Board of Trustees of Westminster School in Simsbury, CT.  Mr. O’Brien graduated with honors from Boston College with a BS in finance and theology.

●	David B. Heller
President, Portfolio Manager
The founder of ARI in 1974, Mr. Heller has an extensive background in the securities industry, having previously served as president of Ralph W. Davis & Co., a member of the New York Stock Exchange.  Earlier in his career, Mr. Heller served as Vice President, Treasurer, CFO, Director and member of the Executive Committee of A.G. Becker & Co., Inc. Mr. Heller has served as a director for a number of public companies and is a former governor of the Midwest Stock Exchange and the Chicago Board of Options Exchange.  Mr. Heller holds an MBA from the University of Chicago and a BA in political science from Harvard University. He also completed two years of doctoral work in public policy at the University of Illinois.

●	James M. Langer, CFA
Vice President, Portfolio Manager
Prior to joining ARI, Mr. Langer served as an Investment Consultant at Marquette Associates for five years.  Mr. Langer’s career in finance began at the Center for Research in Security Prices at the University of Chicago where he worked on several academic research projects.  Mr. Langer holds a BA in economics from the University of Chicago and an MBA from the Kellogg School of Management - Northwestern University.

Integrity Asset Management, LLC (“Integrity”), 401 West Main St., Suite 2100, Louisville, Kentucky 40202, is a sub-advisor for the Small/Mid Cap Value Fund.  Integrity is an independent, employee-owned institutional investment management firm.  As of June 30, 2008, Integrity had approximately $2.2 billion in assets under management.  The following individuals are primarily responsible for the day-to-day management of Integrity’s allocated portion of the Small/Mid Cap Value Fund’s portfolio:

●	Daniel G. Bandi, CFA
Chief Investment Officer, Value Equities & Principal
Mr. Bandi is a CFA charterholder with over 17 years of investment management experience and has served as Chief Investment Officer, Value Equities and as a Principal of Integrity since 2003.  He is a member of Integrity’s Board of Managers and serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small/mid cap value equity strategy.  Mr. Bandi graduated from the University of Pittsburgh and earned an MBA from Texas A&M University – Commerce.

●	Daniel J. DeMonica, CFA
Senior Portfolio Manager and Principal
Mr. DeMonica has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  Mr. DeMonica is a CFA charterholder with over 13 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the large cap value equity strategy.  He focuses on the healthcare, utilities, telecommunications and consumer services sectors.  Mr. DeMonica graduated from Indiana University – Bloomington, and earned his MBA from Case Western Reserve University.

●	Adam I. Friedman
Senior Portfolio Manager and Principal

Mr. Friedman has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  Mr. Friedman has over 17 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy.  Mr. Friedman has sector responsibilities focused on the technology and consumer cyclicals sectors.  After completing his undergraduate studies at the University of Maryland, Mr. Friedman earned his MBA from Case Western Reserve University.

●	William H. McNett, CFA
Senior Portfolio Manager and Principal
Mr. McNett has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  A member of Integrity’s Board of Managers, Mr. McNett is a CFA charterholder with over 25 years of investment management experience.  In addition to serving as Senior Portfolio Manager, he also coordinates Integrity’s client service effort and plays an active role in the management of the firm.  Mr. McNett is a graduate of Bloomsburg University.

●	J. Bryan Tinsley, CFA
Portfolio Manager
Mr. Tinsley has served as a Portfolio Manager of Integrity since 2003.  A member of Integrity’s value equity management team, Mr. Tinsley is responsible for research and security selection.  His sector responsibilities include the basic materials, energy and commercial services sectors.  He has over 12 years of portfolio management, research and performance analysis experience.  Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

International Equity Fund:
Clay Finlay, LLC (“Clay Finlay”), 12 East 49th Street, New York, New York 10017, a global equity management firm founded in 1982, is a sub-advisor for the International Equity Fund.  The firm also has offices in London and Hong Kong.  An experienced multinational team of 14 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments.  Assets under management were in excess of $4.6 billion as of March 31, 2008.  Clay Finlay manages its allocated portion of the International Equity Fund’s assets on a team basis.  The team consists of the following individuals:

●	Henrik Strabo
Managing Director, Chief Investment Officer
Mr. Strabo has previous investment experience as the Chief Investment Officer for International Equities, and as a Portfolio Manager and Equity Analyst at American Century Investments. He also has prior investment experience at Barclays De Zoete Wedd and Cresvale International. Mr. Strabo has a BA from the University of Washington. He joined the firm in 2006 and has 22 years of investment experience.

•	Gregory Stanek, CFA
Principal, Portfolio Manager and Senior Research Analyst
Mr. Stanek has been a member of the investment team since 2000, and has held various investment positions with Clay Finlay including Research Analyst, Portfolio Manager Assistant and Assistant Trader. Mr. Stanek has a BBA from Hofstra University and an MBA from NYU.

•	Jonathan Allen, CFA
Principal, Portfolio Manager and Senior Research Analyst
Mr. Allen has been a member of the investment team since 1994, and has held various investment research positions with Clay Finlay in both London and New York. Mr. Allen has a BA from the University of Pennsylvania. Mr. Allen has 14 years of investment experience.

Oppenheimer Capital LLC (“Oppenheimer Capital”), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is a sub-advisor of the International Equity Fund.  Oppenheimer Capital is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), a registered investment advisor.  Allianz AG, a German insurance company, is the majority owner of AGI.  Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations.  Today, Oppenheimer Capital is organized around research-driven alpha engines comprising equity (multi-style, cap and region), derivatives and fixed income strategies. The firm had over $18.3 billion of assets under management as of June 30, 2008.  The following individual is responsible for managing Oppenheimer Capital’s allocated portion of the International Equity Fund’s assets:

●	Anne Budlong
Senior Vice President
Ms. Budlong is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining the firm in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Prior to Credit Suisse, she served as a fund manager at Baring Asset Management, and as a vice president and research analyst at Clay Finlay.  Ms. Budlong began her career with Oppenheimer & Co. as a financial analyst.  She holds a Bachelor of Arts degree with honors from Williams College.

Real Estate Securities Fund:
Adelante Capital Management LLC (“Adelante”), 555 12th Street, Suite 2100, Oakland, California 94607, is a sub-advisor for the Real Estate Securities Fund.  Adelante is a dedicated real estate securities investment manager with $3.1 billion in assets under management as of June 30, 2008.  The firm is focused on providing institutional and high net-worth investors with a sophisticated, research-driven approach to investment in real estate securities.  Adelante manages its allocated portion of the Real Estate Securities Fund’s portfolio on a team basis under the guidance of Michael A. Torres.  The team consists of the following individuals:

•	Michael A. Torres
Chief Executive Officer, Portfolio Manager
Mr. Torres has been a portfolio manager since joining Adelante (formerly Lend Lease Rosen) in 1995.  He is also Chairman of the Board of Directors of Adelante Funds.  Mr. Torres has 22 years of real estate and securities research experience.  Prior to joining Adelante, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.  Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

●	Luis Sanchez
Vice President, Research Analyst
Mr. Sanchez has been a Vice President of Adelante since 2005.  Prior to joining Adelante, Mr. Sanchez was a Principal at Prudential Mortgage Capital Company, LLC, a subsidiary of Prudential Financial.  Mr. Sanchez received his BS in Architectural Engineering from the University of Texas at Austin and an MBA from the University of Southern California.

●	Jeung S. Hyun
Principal, Portfolio Manager
Mr. Hyun has been a Principal of Adelante since 2004 and a Portfolio Manager of Adelante since September 2007.  He was previously a Research Analyst for Adelante from 2003 through September 2007 and a Vice President of Adelante from 2003 to 2004.  Prior to joining Adelante, Mr. Hyun was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund.  From 1997 to 2000, he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997, he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of 26 regional malls.  He holds a BA in Government and an MA in Architecture from Harvard University.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), 55 East Monroe Street, Chicago, Illinois 60603, is a sub-advisor to the Real Estate Securities Fund.  Duff & Phelps is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP") located at 56 Prospect Street, Hartford, Connecticut  06103.  PXP is a wholly owned subsidiary of The Phoenix Companies Inc., a publicly traded company on the New York Stock Exchange  Duff & Phelps is an SEC-registered investment advisor and had approximately $6.9 billion in assets under management as of June 30, 2008.  Duff & Phelps combines fundamental research provided by its global industry analysts with quantitative valuation techniques in a disciplined framework.  The following individuals are primarily responsible for the day-to-day management of Duff & Phelps’ allocated portion of the Real Estate Securities Fund’s portfolio:

●	Geoffrey P. Dybas, CFA
REIT Global Team Head, Senior Portfolio Manager
Mr. Dybas joined Duff & Phelps in 1995 and serves as REIT Global Team Head and Senior Portfolio Manager with primary responsibility for managing the real estate investment securities for investment companies and separate accounts for institutional  investors.  Mr. Dybas earned a bachelor’s degree from Marquette University and an MBA from the Kellogg School of Management, Northwestern University.

•	Frank J. Haggerty, Jr., CFA
Portfolio Manager and Senior Analyst
Mr. Haggerty joined Duff & Phelps in 2005 and serves as Portfolio Manager and Senior Analyst.  Prior to joining Duff & Phelps, Mr. Haggerty served as a REIT portfolio manager and senior analyst for ABN AMRO Asset Management.  He began his investment career in 1996. Mr. Haggerty earned a bachelor's degree from Illinois State University and an MBA from the Kellstadt Graduate School of Business, DePaul University.

Tax-Exempt Fixed Income Fund:
Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), is a sub-advisor for the Tax-Exempt Fixed Income Fund. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  DMBT is an SEC-registered investment advisor and a majority-owned subsidiary of Delaware Management Holdings, Inc.  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.  As of March 31, 2008, Delaware Investments had more than $140 billion in assets under management. DMC manages both equity and fixed income assets classes for a variety of clients. DMC’s decision-making structure is built around its team-oriented approach, which is focused on the free flow of critical market and security information among the three areas of its Municipal Fixed Income Team: Portfolio Management, Research and Trading. The members of the team are as follows:

•	Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts.  Before joining DMC in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds.  Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

•	Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining DMC in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts.  Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and is also a former president of the Financial Analysts of Wilmington, Delaware.

•	Stephen J. Czepiel
Senior Vice President, Portfolio Manager
Mr. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of the firm’s municipal bond funds and client accounts.  He joined DMC in 2004 as a senior bond trader.  Previously, he was vice president at both Mesirow Financial and Loop Capital Markets.  He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry.  Mr. Czepiel earned a bachelor’s degree in finance and economics from Duquesne University.

Nuveen Asset Management (“NAM”), is a sub-advisor for the Tax-Exempt Fixed Income Fund.  NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606, and is an SEC-registered investment advisor with approximately $84.1 billion in assets under management as of June 30, 2008. NAM is a wholly owned subsidiary of Nuveen Investments.    On November 13, 2007, Nuveen Investments was acquired by an investor group that includes affiliates of Merrill Lynch & Co. (“Merrill Lynch”).  As a result, NAM is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates, and is subject to other limitations in transacting with Merrill Lynch. NAM does not believe that any such prohibition or limitations will have a materially adverse effect on NAM’s ability to pursue the investment objectives and policies of the AssetMark Tax-Exempt Fixed Income Fund.  NAM’s portfolio managers and dedicated research analysts follow a research-driven, disciplined investment strategy that seeks to uncover bonds with exceptional relative value and identify those with the potential to provide above-average returns.  The NAM portfolio team consists of the following individuals:

●	Martin J. Doyle, CFA
Managing Director, Senior Portfolio Manager
Mr. Doyle has been with NAM since 1987.  He chairs the NAM Investment Committee, establishing strategy for the firm’s various investment styles.  Mr. Doyle holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago.  Mr. Doyle earned his bachelor’s degree in economics from the University of Illinois, and he received his MBA in Finance from Loyola University, Chicago.  He is a Chartered Financial Analyst.

●	John V. Miller, CFA
Managing Director, Manager of Funds Management
Mr. Miller joined Nuveen Investments as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm.  He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. Mr. Miller is a Managing Director of Nuveen and currently manages investments for four Nuveen-sponsored investment companies, including the Nuveen High Yield Municipal Bond Fund, with a total of approximately $5.1 billion under management.  He has a B.A. in Economics and Political Science from Duke University, an M.A. in Economics from Northwestern University and an M.B.A. with honors in Finance from the University of Chicago.  Mr. Miller is a Chartered Financial Analyst.

●	Michael J. Sheyker, CFA
Vice President, Portfolio Manager
Mr. Sheyker has been with NAM since 1988.  He joined the portfolio management team in 2004 after serving as a senior research analyst since 2001.  Previously, Mr. Sheyker was an equity analyst and Manager of the Asset Pricing Analysis Group.  Mr. Sheyker holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago and is a member of the NAM Investment Committee.  He has a BS in Finance from Illinois State University and an MBA with a concentration in finance from Northern Illinois University.  He is a Chartered Financial Analyst.

Core Plus Fixed Income Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, is a sub-advisor to the Core Plus Fixed Income Fund.  GSAM (or its predecessor) has been registered with the SEC as an investment advisor since 1990, and is an affiliate of Goldman, Sachs & Co.  Total GSAM assets under management as of March 31, 2008, were $780.5 billion (including seed capital and excluding assets under supervision).  The following team members manage GSAM’s allocated portion of the Core Plus Fixed Income Fund’s portfolio:

●	Jonathan A. Beinner
Managing Director; Chief Investment Officer; Co-Head of U.S. and Global Fixed Income Portfolio Management
Mr. Beinner is the Chief Investment Officer and Co-Head of U.S. and Global Fixed Income at GSAM.  Mr. Beinner joined GSAM in 1990, and is responsible for overseeing fixed income and money market assets including multi-sector portfolios, single-sector portfolios and fixed income hedge funds.  Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.

●	Thomas J. Kenny, CFA
Managing Director; Co-Head of U.S. and Global Fixed Income Portfolio Management
Mr. Kenny is Co-Head of GSAM’s Global Cash and Fixed Income Portfolio team which is responsible for managing assets across multiple strategies with teams in London, Tokyo and New York.  Prior to taking on this role, he was Head of the Municipal Bond Portfolio Management team that is responsible for over $19 billion in assets across multiple investment strategies.  He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds, where most recently he was Executive Vice President and the Director of the Municipal Bond Department, responsible for the portfolio management and credit research efforts for assets under management in excess of $50 billion. Mr. Kenny has served in a number of leadership positions for various industry groups and was most recently the Vice Chairman of the Municipal Securities Rulemaking Board. He received a BA in Business Economics from the University of California, Santa Barbara and an MS in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

●	James B. Clark
Managing Director; Co-Head of U.S. Fixed Income
Mr. Clark is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group.  Prior to that, he headed the portfolio management group specializing in mortgage-backed and asset-backed securities.  Mr. Clark joined GSAM in 1994 after working as an investment manager at the Travelers Insurance Co.  Prior to that, Mr. Clark worked as a quantitative analyst in the economic research department of the Federal Reserve Bank in Boston.  Mr. Clark earned a BA from Kenyon College and an MBA from the University of Chicago.

●	Christopher Sullivan
Managing Director; Co-Head of U.S. Fixed Income
Mr. Sullivan is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group.  As a member of the Investment Strategy Team, he contributes to overall portfolio strategy and portfolio construction.  Additionally, he is responsible for communicating GSAM’s portfolio views with clients and for overall development of new fixed income products for the U.S. client base.  Mr. Sullivan joined GSAM in 2001 from Pacific Investment Management Company, LLC, where he had been a senior member of their account management team since 1997.  Previously, he had been associated with Hawaiian Trust Company as an equity portfolio manager and prior to that, he worked at Dimensional Fund Advisors as a fixed income portfolio manager.  Mr. Sullivan began his investment career at Dimensional in 1988.  He earned an MA from the University of California at Los Angeles and a BA from the University of Chicago.

Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAML”) each serve as sub-advisors to the Core Plus Fixed Income Fund.  Western, 385 East Colorado Boulevard, Pasadena, California 91101, is a wholly owned subsidiary of Legg Mason, Inc., a New York Stock Exchange-listed, diversified financial services company based in Baltimore, Maryland.  Western’s sole business is managing fixed-income portfolios for large institutional clients, an activity it has pursued for over 30 years.  From its offices in New York, Pasadena, London, Hong Kong, Melbourne, Sao Paulo, Singapore and Tokyo, Western’s employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public and union, and across an equally wide variety of mandates, from money markets to emerging markets.  Total assets under management by Western were approximately $624.1 billion as of June 30, 2008.  WAML is a U.K.-based affiliate of Western that also serves as a sub-advisor to the Fund.  WAML has certain expertise in dealing with foreign securities and Western’s portfolio management team will rely on WAML as an additional resource in order to enable Western to provide an increased and more comprehensive level of service to the Fund.  Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals led by:

●	Stephen A. Walsh
Deputy Chief Investment Officer
Mr. Walsh joined Western in 1991 and is Deputy Chief Investment Officer.  Prior to joining Western, Mr. Walsh was a Portfolio Manager at Security Pacific Investment Managers from 1989 to 1991.  Prior to that, Mr. Walsh was a Portfolio Manager at Atlantic Richfield Company from 1981 to 1988.  Mr. Walsh holds a BA degree from the University of Colorado at Boulder.

Mr. Walsh serves as team leader responsible for day-to-day strategic oversight of Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Core Plus Fixed Income Fund invests.

●	Carl L. Eichstaedt, CFA
Portfolio Manager
Mr. Eichstaedt joined Western in 1994 and is a Portfolio Manager.  Prior to joining Western, Mr. Eichstaedt worked as a portfolio manager at Harris Investment Management from 1993 to 1994 and at Pacific Investment Management Company from 1992 to 1993.  Mr. Eichstaedt also served as Director, Fixed Income at Security Pacific Investment Managers from 1990 to 1992 and as Vice President, Fixed Income at Chemical Securities Inc. from 1986 to 1990.  Mr. Eichstaedt holds a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management, Northwestern University.  Mr. Eichstaedt is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

●	Michael C. Buchanan, CFA
Portfolio Manager
Mr. Buchanan joined Western in 2005 and is a Portfolio Manager.  Prior to joining Western, Mr. Buchanan worked at Credit Suisse Asset Management as a Managing Director, Head of U.S. Credit Products and portfolio manager from 2003 to 2005; at Janus Capital Management as an Executive Vice President and portfolio manager in 2003; at Blackrock Financial Management as a Managing Director, portfolio manager and Head of High Yield Trading from 1998 to 2003; and at Conseco Capital Management as a Vice President and portfolio manager from 1990 to 1998.  Mr. Buchanan holds a BA from Brown University and holds the Chartered Financial Analyst designation.

●	Detlev S. Schlichter
Portfolio Manager
Mr. Schlichter joined Western in 2001 and is a portfolio manager.  Prior to joining Western, Mr. Schlichter worked at Merrill Lynch Investment Managers as Director of European Bond Team from 1998 to 2001 and at JP Morgan & Co. as Vice President from 1990 to 1998.  Mr. Schlichter received his diploma from the University of Bochum, Germany.

Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund, Enhanced Fundamental Index® Small Company Value Fund and Enhanced Fundamental Index® International Equity Fund:
Research Affiliates, LLC (”Research Affiliates”) 155 North Lake Avenue, Suite 900, Pasadena, California 91101, is a sub-advisor for the Enhanced Fundamental Index® Funds.  Research Affiliates is a research-intensive, quantitative asset management firm that focuses on distribution of investment strategies in affiliation with other asset management organizations.  Research Affiliates’ core product areas include global tactical asset allocation, Fundamental Index® innovation and management, hedge fund management, virtual mutual funds, tax management accounts and consultative services relating to risk premium and other investment management questions. As of June 30, 2008, over $38.5 billion in assets were managed using the investment strategies developed by Research Affiliates.

Research Affiliates provides investment advisory services to each Enhanced Fundamental Index® Fund in accordance with the RAFI® approach to index and portfolio construction.  Research Affiliates has responsibility for providing and updating the data regarding securities to be included in each Enhanced Fundamental Index® Fund’s portfolio and the relative weight of each security within the portfolio.  Research Affiliates also provides advice with respect to implementing each Enhanced Fundamental Index® Fund’s investment strategies.  Research Affiliates and the portfolio managers set forth below are primarily responsible for the day-to-day portfolio management of the Enhanced Fundamental Index® Funds.

Research Affiliates provides investment advisory services for each Enhanced Fundamental Index® Fund on a team basis.  The team is comprised of the following individuals:

●	Robert D. Arnott
Chairman
Mr. Arnott has served as a portfolio manager to the Enhanced Fundamental Index® Funds since August, 2007.  Mr. Arnott founded Research Affiliates in 2002 and currently serves as Chairman.  He acted as Editor-in-Chief of the Financial Analysts Journal from 2003 through 2006.  Mr. Arnott was Chairman of First Quadrant, L.P., from 2002 through 2004 and Managing Partner and CEO from 1996 through 2002.  Previously, Mr. Arnott worked for First Quadrant Corp., Salomon Brothers, TSA Capital Management and The Boston Company.  He graduated summa cum laude from the University of California in 1977 with degrees in economics, applied mathematics and computer science.

●	Jason C. Hsu, PhD
Director, Research & Investment Management
Mr. Hsu has served as a portfolio manager to the Enhanced Fundamental Index® Funds since August, 2007.  Mr. Hsu worked closely with Mr. Arnott to originate the Research Affiliates Fundamental Index® methodology.  Mr. Hsu is currently a visiting professor at the Paul Merage School of Management at the University of California, Irvine.  Mr. Hsu joined Research Affiliates in 2002.  Mr. Hsu graduated summa cum laude from California Institute of Technology and earned his PhD in finance at the University of California, Los Angeles, where he conducted research on equity premium, business cycles and portfolio allocations.

Russell Implementation Services, Inc. (“Russell”), 909 A Street, Tacoma, Washington 98402, is a sub-advisor for the Enhanced Fundamental Index® Funds.  Russell is responsible for implementing the investment program of each Enhanced Fundamental Index® Fund by, among other things, trading portfolio securities and performing related services, rebalancing each Fund’s portfolio, voting proxies and providing cash management services in accordance with the investment advice formulated by Research Affiliates.  In performing these services, Russell seeks to invest each Enhanced Fundamental Index® Fund’s portfolio in accordance with the Fund’s corresponding Fundamental Index®, while seeking to minimize related transaction costs.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (“NAV”), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business.  Each Fund is generally open on days that the New York Stock Exchange (“NYSE”) is open for trading.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / # of shares = NAV per share).  The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s securities are generally valued each day at their current market value.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund are traded may be open on days that the Fund does not calculate its NAV.  Because foreign markets may be open at different times than the NYSE, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them.  The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV.

If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the appropriate sub-advisor) occur between the close of foreign markets and the close of regular trading on the NYSE, or if reported prices are believed by the Advisor or the sub-advisors to be unreliable, these investments will be valued at their fair value in accordance with the Trust’s fair valuation procedures.  The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.  Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares.  These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In accordance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program.  As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions where the payment of cash is not in the best interest of a Fund or its remaining shareholders, a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary.  The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange.  This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice.  Exchanges are generally made only between identically registered accounts.  Any exchange involving a change in ownership will require a written request with signature(s) guaranteed.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange.  A shareholder could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share.  The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Funds and their long-term shareholders.  Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs.  In addition to these generally applicable risks, Funds that invest a substantial portion of their assets in certain types of securities may be subject to additional risks.  For example, Funds that invest in foreign securities that trade in overseas markets, such as the AssetMark International Equity Fund and AssetMark Enhanced Fundamental Index® International Equity Fund, may be subject to the risk of a particular form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund’s securities are traded, and the close of U.S. markets.  Arbitrage opportunities also may occur in Funds that hold small capitalization or small company securities (such as the AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund and AssetMark Enhanced Fundamental Index® Small Company Value Fund) or in Funds that invest in thinly-traded securities (such as high-yield securities, which may be held by the AssetMark Core Plus Fixed Income Fund).

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.  Accordingly, the Funds’ Board of Trustees has adopted policies and procedures that are designed to deter such excessive or short-term trading.  In general, the Funds consider trading activity to be suspect if there is a purchase and redemption transaction within any three-day period although longer periods may also be suspect.  The size of such transactions also may be taken into account.

The Advisor takes an active role in seeking to monitor, identify and prevent abusive or excessive short-term trading activity in the Funds.  The majority of purchase and redemption orders are submitted on behalf of clients invested in the GFWM Platform.  Due to the nature of the GFWM Platform, where Fund purchase and redemption transactions are effected in connection with an asset allocation model and there are internal policies that reduce or eliminate excessive re-allocation practices, it is highly unlikely that individual investment advisors or investors could engage in abusive trading strategies within the platform.  In other cases, where the Funds are made available outside of the GFWM Platform, the Advisor has the capability to limit trading in Fund shares to certain authorized intermediaries.  On a daily basis, the Advisor reviews the Funds’ purchase and redemption activity from the previous day.  The Funds also work with the intermediaries that sell or facilitate the sale of Fund shares in an effort to identify abusive trading practices in omnibus accounts.  The Funds reserve the right to take appropriate action as they deem necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders.  Although the Funds take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Under no circumstances will the Funds, the Advisor or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Funds.

DISTRIBUTION OF FUND SHARES
Distributor
Capital Brokerage Corporation, an affiliate of the Advisor, 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for the shares of each of the Funds.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-distributor to each of the Funds.  Both Capital Brokerage Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders.  Each Fund pays 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts may be paid under the Funds’ 12b-1 Distribution Plan to brokers, dealers, advisors and others.  For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the GFWM Platform through which the Funds are primarily distributed.  The Advisor (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the platform.  Payments under the 12b-1 Distribution Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expense actually incurred.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank, N.A. serves as Custodian for each Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS serves as each Fund’s Administrator, Transfer Agent and Fund Accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends from net investment income, if any, at least annually.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends from net investment income, if any, at least quarterly.  Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying a Dividend.”  If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

The information below is supplemented or modified by the discussion under the subheading, “Additional Information – Tax-Exempt Fixed Income Fund.”

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  In the case of the Tax-Exempt Fixed Income Fund and Core Plus Fixed Income Fund, either none or only a nominal portion of their income dividends are expected to so qualify.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.

Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If the International Equity Fund or the Enhanced Fundamental Index™ International Equity Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Receipt of Excess Inclusion Income by a Fund.  Income received by a Fund, and, in particular, by the Real Estate Securities Fund, from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  A Fund may derive such income either directly or through an investment in a US-qualified REIT that holds such interests or qualifies as a taxable mortgage pool.  The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

ADDITIONAL INFORMATION – TAX-EXEMPT FIXED INCOME FUND

Dividends and distributions paid by the Tax-Exempt Fixed Income Fund may consist of exempt-interest dividends, ordinary dividends and capital gain distributions as described below:

Exempt-Interest Dividends.  Dividends from the Tax-Exempt Fixed Income Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities.  In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax.  Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Tax-Exempt Fixed Income Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

Taxable Income Dividends.  The Tax-Exempt Fixed Income Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Tax-Exempt Fixed Income Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Capital Gain Distributions.  The Tax-Exempt Fixed Income Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

OTHER INFORMATION

Commodity Pool Operation Exemption
The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Conversion to Master/Feeder Fund Structure
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund.  There is no current intention to convert the Funds to a Master/Feeder Fund structure.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance for each Fund for the past 5 years, or if shorter, the period of each Fund’s operations.  No financial information is presented for the Enhanced Fundamental Index® International Equity Fund as this Fund had not commenced operations as of the date of this Prospectus.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information provided for the years ended March 31, 2008 and March 31, 2007 has been derived from financial statements audited by KPMG LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.  The information provided for the fiscal period ended March 31, 2006, and fiscal years ended June 30, 2005 and June 30, 2004 has been derived from financial statements audited by the Funds’ previous auditor.

	Large Cap Growth Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.62	$9.95	$9.20	$9.16	$7.59

Income from investment operations:
Net investment loss	(0.01)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.30)	(0.06)	0.78	0.07	1.61
Total from investment operations	(0.31)	(0.08)	0.75	0.04	1.57

Less distributions:
Dividends from net investment income	–	–	–	–	–
Dividends from net realized gains	(0.50)	(0.25)	–	–	–
Total distributions	(0.50)	(0.25)	–	–	–

Net asset value, end of period	$8.81	$9.62	$9.95	$9.20	$9.16

Total return	-3.88%	-0.80%	8.15%(1)	0.44%	20.69%

Supplemental data and ratios:
Net assets, end of period	$649,307,452	$753,638,303	$653,921,538	$570,471,545	$344,452,770

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.33%	1.33%	1.35%(2)	1.39%	1.51%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.28%	1.31%	1.32%(2)	1.37%	1.49%

Ratio of net investment loss to average net assets
Before Expense Reimbursement, including (Recapture)	-0.15%	-0.27%	-0.38%(2)	-0.41%	-0.83%
After Expense Reimbursement/(Recapture)	-0.10%	-0.25%	-0.35%(2)	-0.39%	-0.81%

Portfolio turnover rate	62.86%	142.66%	72.34%	21.63%	24.66%

(1) Not annualized.
(2)  Annualized.

	Large Cap Value Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$12.34	$11.77	$11.24	$10.96	$8.78

Income from investment operations:
Net investment income	0.15	0.14	0.07	0.07	0.03
Net realized and unrealized gains (losses) on investments	(1.55)	1.67	0.79	0.56	2.17
Total from investment operations	(1.40)	1.81	0.86	0.63	2.20

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.07)	(0.05)	(0.02)
Dividends from net realized gains	(0.95)	(1.10)	(0.26)	(0.30)	–
Total distributions	(1.09)	(1.24)	(0.33)	(0.35)	(0.02)

Net asset value, end of period	$9.85	$12.34	$11.77	$11.24	$10.96

Total return	-12.23%	15.32%	7.85%(1)	5.69%	25.12%

Supplemental data and ratios:
Net assets, end of period	$574,388,589	$682,408,978	$660,129,983	$570,849,575	$340,186,439

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.33%	1.32%	1.36%(2)	1.38%	1.51%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.28%	1.28%	1.30%(2)	1.33%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	1.16%	1.00%	0.86%(2)	0.67%	0.47%
After Expense Reimbursement/(Recapture)	1.21%	1.04%	0.92%(2)	0.72%	0.49%

Portfolio turnover rate	40.54%	30.25%	64.61%	20.06%	26.27%

(1) Not annualized.
(2)  Annualized.

	Small/Mid Cap Growth Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.65	$10.60	$9.56	$9.49	$7.64

Income from investment operations:
Net investment loss	(0.09)	(0.07)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.69)	0.56	1.95	0.13	1.91
Total from investment operations	(0.78)	0.49	1.89	0.07	1.85

Less distributions:
Dividends from net investment income	–	–	–	–	–
Dividends from net realized gains	(1.82)	(0.44)	(0.85)	–	–
Total distributions	(1.82)	(0.44)	(0.85)	–	–

Net asset value, end of period	$8.05	$10.65	$10.60	$9.56	$9.49

Total return	-10.31%	4.84%	20.82%(1)	0.74%	24.21%

Supplemental data and ratios:
Net assets, end of period	$126,534,805	$171,403,932	$215,514,988	$148,571,261	$87,189,588

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.44%	1.43%	1.43%(2)	1.54%	1.61%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.29%	1.37%	1.38%(2)	1.50%	1.57%

Ratio of net investment loss to average net assets
Before Expense Reimbursement, including (Recapture)	-0.99%	-0.75%	-0.92%(2)	-0.85%	-0.97%
After Expense Reimbursement/(Recapture)	-0.84%	-0.69%	-0.87%(2)	-0.81%	-0.93%

Portfolio turnover rate	209.64%	213.08%	180.64%	99.09%	56.19%

(1) Not annualized.
(2)  Annualized.

	Small/Mid Cap Value Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$11.95	$14.41	$13.89	$12.93	$10.13

Income from investment operations:
Net investment income (loss)	0.08	0.31	(0.04)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.36)	0.81	1.52	1.40	2.84
Total from investment operations	(2.28)	1.12	1.48	1.36	2.80

Less distributions:
Dividends from net investment income	(0.08)	(0.31)	–	–	–
Dividends from net realized gains	(0.35)	(3.27)	(0.96)	(0.40)	–
Return of capital	–*	–	–	–	–
Total distributions	(0.43)	(3.58)	(0.96)	(0.40)	–

Net asset value, end of period	$9.24	$11.95	$14.41	$13.89	$12.93

Total return	-19.47%	7.63%	11.18%(1)	10.56%	27.64%

Supplemental data and ratios:
Net assets, end of period	$99,548,384	$110,079,540	$185,589,680	$131,103,625	$98,948,678

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.48%	1.47%	1.55%(2)	1.61%	1.66%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.40%	1.41%	1.53%(2)	1.59%	1.56%

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement, including (Recapture)	0.61%	1.68%	-0.45%(2)	-0.32%	-0.53%
After Expense Reimbursement/(Recapture)	0.69%	1.75%	-0.43%(2)	-0.30%	-0.43%

Portfolio turnover rate	127.62%	174.94%	72.42%	92.42%	82.83%

(1) Not annualized.
(2)  Annualized.
*   Amount represents less than $0.01 per share.

	International Equity Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$14.73	$14.06	$11.79	$10.43	$8.22

Income from investment operations:
Net investment income (loss)	0.13	0.16	(0.01)	0.10	0.02
Net realized and unrealized gains (losses) on investments	(0.44)	2.24	3.40	1.40	2.23
Total from investment operations	(0.31)	2.40	3.39	1.50	2.25

Less distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.15)	(0.06)	(0.04)
Dividends from net realized gains	(2.32)	(1.55)	(0.97)	(0.08)	–
Total distributions	(2.46)	(1.73)	(1.12)	(0.14)	(0.04)

Net asset value, end of period	$11.96	$14.73	$14.06	$11.79	$10.43

Total return	-3.85%	17.65%	29.75%(1)	14.37%	27.40%

Supplemental data and ratios:
Net assets, end of period	$681,622,030	$779,422,324	$612,288,218	$412,985,571	$261,777,374

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.43%	1.39%	1.38%(2)	1.38%	1.53%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.42%	1.37%	1.34%(2)	1.33%	1.47%

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement, including (Recapture)	0.87%	0.95%	-0.16%(2)	1.01%	0.56%
After Expense Reimbursement/(Recapture)	0.88%	0.97%	-0.12%(2)	1.06%	0.62%

Portfolio turnover rate	119.13%	89.16%	66.98%	80.32%	60.74%

(1) Not annualized.
(2)  Annualized.

	Real Estate Securities Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$20.91	$18.46	$17.31	$13.66	$11.27

Income from investment operations:
Net investment income	0.43	0.16	0.33	0.44	0.44
Net realized and unrealized gains (losses) on investments	(4.58)	3.84	3.27	4.04	2.27
Total from investment operations	(4.15)	4.00	3.60	4.48	2.71

Less distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.32)	(0.43)	(0.32)
Dividends from net realized gains	(2.68)	(1.30)	(2.13)	(0.40)	–
Return of capital	(0.04)	–	–	–	–
Total distributions	(2.93)	(1.55)	(2.45)	(0.83)	(0.32)

Net asset value, end of period	$13.83	$20.91	$18.46	$17.31	$13.66

Total return	-19.74%	21.96%	22.94%(1)	33.22%	24.24%

Supplemental data and ratios:
Net assets, end of period	$82,124,778	$117,462,121	$89,616,046	$75,043,878	$79,795,852

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.52%	1.49%	1.51%(2)	1.51%	1.56%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.46%	1.46%	1.49%(2)	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	0.99%	0.67%	2.46%(2)	2.83%	3.35%
After Expense Reimbursement/(Recapture)	1.05%	0.70%	2.48%(2)	2.85%	3.41%

Portfolio turnover rate	81.59%	43.86%	41.09%	77.64%	24.30%

(1) Not annualized.
(2)  Annualized.

	Tax-Exempt Fixed Income Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.92	$10.77	$11.01	$10.75	$11.05

Income from investment operations:
Net investment income	0.31	0.27	0.17	0.20	0.17
Net realized and unrealized gains (losses) on investments	(0.28)	0.15	(0.24)	0.26	(0.28)
Total from investment operations	0.03	0.42	(0.07)	0.46	(0.11)

Less distributions:
Dividends from net investment income	(0.31)	(0.27)	(0.17)	(0.20)	(0.17)
Dividends from net realized gains	–	–	–	–	(0.02)
Total distributions	(0.31)	(0.27)	(0.17)	(0.20)	(0.19)

Net asset value, end of period	$10.64	$10.92	$10.77	$11.01	$10.75

Total return	0.28%	3.92%	-0.64%(1)	4.29%	-1.01%

Supplemental data and ratios:
Net assets, end of period	$257,440,133	$247,841,846	$213,170,198	$157,544,853	$80,301,556

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.23%	1.28%	1.29%(2)	1.33%	1.41%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.23%	1.28%	1.29%(2)	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	2.93%	2.53%	2.15%(2)	1.90%	1.65%
After Expense Reimbursement/(Recapture)	2.93%	2.53%	2.15%(2)	1.94%	1.77%

Portfolio turnover rate	66.26%	50.36%	14.61%	30.05%	18.90%

(1) Not annualized.
(2)  Annualized.

	Core Plus Fixed Income Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.27	$9.11	$10.73	$10.38	$10.71

Income from investment operations:
Net investment income	0.41	0.38	0.34	0.25	0.36
Net realized and unrealized gains (losses) on investments	(0.06)	0.15	(0.39)	0.41	(0.34)
Total from investment operations	0.35	0.53	(0.05)	0.66	0.02

Less distributions:
Dividends from net investment income	(0.41)	(0.37)	(0.26)	(0.27)	(0.35)
Dividends from net realized gains	(0.01)	–	(0.08)	(0.04)	–
Return of Capital	–	–	(1.23)	–	–
Total distributions	(0.42)	(0.37)	(1.57)	(0.31)	(0.35)

Net asset value, end of period	$9.20	$9.27	$9.11	$10.73	$10.38

Total return	3.87%	5.96%	-0.48%(1)	6.47%	0.21%

Supplemental data and ratios:
Net assets, end of period	$804,085,918	$716,017,829	$612,841,433	$508,047,802	$284,788,044

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.18%	1.16%	1.19%(2)	1.24%	1.29%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.13%	1.14%	1.16%(2)	1.20%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	4.37%	4.14%	3.43%(2)	2.51%	3.71%
After Expense Reimbursement/(Recapture)	4.42%	4.16%	3.47%(2)	2.55%	3.71%

Portfolio turnover rate	307.52%	280.55%	261.52%	471.24%	11.82%

(1) Not annualized.
(2)  Annualized.

	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund
	August 9, 2007(1)	August 9, 2007(1)	August 9, 2007(1)	August 9, 2007(1)
	through March 31, 2008	through March 31, 2008	through March 31, 2008	through March 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	0.04	0.07	(0.01)	0.05
Net realized and unrealized losses on investments	(0.38)	(1.53)	(0.87)	(1.67)
Total from investment operations	(0.34)	(1.46)	(0.88)	(1.62)

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	–	(0.03)
Dividends from net realized gains	(0.01)	(0.01)	(0.02)	(0.02)
Return of capital	–	–	–*	–
Total distributions	(0.03)	(0.05)	(0.02)	(0.05)

Net asset value, end of period	$9.63	$8.49	$9.10	$8.33

Total return	-3.40%(2)	-14.73%(2)	-8.80%(2)	-16.27%(2)

Supplemental data and ratios:
Net assets, end of period	$67,546,939	$54,697,080	$12,610,898	$6,045,461

Ratio of expenses to average net assets
Before Expense Reimbursement	1.82%(3)	1.92%(3)	3.55%(3)	6.30%(3)
After Expense Reimbursement	1.22%(3)	1.22%(3)	1.22%(3)	1.22%(3)

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement	0.28%(3)	1.21%(3)	-2.62%(3)	-3.72%(3)
After Expense Reimbursement	0.88%(3)	1.91%(3)	-0.29%(3)	1.36%(3)

Portfolio turnover rate	22.70%	7.67%	11.86%	16.18%

(1) Commencement of Operations.
(2)  Not Annualized.
(3) Annualized.
*           Amount represents less than $0.01 per share.

AssetMark Funds®

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund
AssetMark Enhanced Fundamental Index® Large Company Growth Fund
AssetMark Enhanced Fundamental Index® Large Company Value Fund
AssetMark Enhanced Fundamental Index® Small Company Growth Fund
AssetMark Enhanced Fundamental Index® Small Company Value Fund
AssetMark Enhanced Fundamental Index® International Equity Fund

Investment Advisor	Genworth Financial Wealth Management, Inc. 2300 Contra Costa Blvd., Suite 600 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Distributor	Capital Brokerage Corporation 6620 West Broad Street, Building 2 Richmond, VA 23230

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Privacy Policy

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust.  We are committed to protecting the personal data we obtain about you.  Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data.  To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?
We may collect your personal data to provide you with the products or services you requested.  We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies.  We may collect personal data about you to process transactions and to prevent fraud.  Where required, we will obtain your consent before collecting it.  The personal data may include:

● Name and address	● Accounts at other institutions
● Income and assets	● Social security or taxpayer identification number

What do we do with your personal data?
We comply with Federal and State requirements related to the protection and use of your data.  This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:
•  Process transactions
•  Respond to your requests
•  Prevent fraud
•  Comply with regulatory requirements
•  Share with you related products and services we offer

We do not sell personal data about current or former customers or their accounts.  We do not share your personal data for marketing purposes.  When affiliates or outside companies perform a service on our behalf, we may share your personal data with them.  We required them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:
•  Your agent or representative
•  Your brokerage firm
•  State or Federal authorities

How do we protect your personal data?
In order to protect your personal data, we maintain physical, electronic and procedural safeguards.  We review these safeguards regularly in keeping with technological advancements.  We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.
We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

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FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (“SAI”) dated July 31, 2008:
The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings.  As of the date of this Prospectus, annual and semi-annual reports for the Enhanced Fundamental Index® International Equity Fund are not yet available because this Fund had not commenced operations.  The annual report contains a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the Prospectus of AssetMark Funds or to request additional information about AssetMark Funds, please contact us.

By Telephone:
(888) 278-5809

By Mail:
AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Internet:
www.assetmark.com or www. GenworthWealth.com

From the SEC:
You may review and obtain copies of AssetMark Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10267

[LOGO] AssetMark Funds® Prospectus July 31, 2008